EXHIBIT 20




                       MONTHLY SERVICER'S CERTIFICATE

           AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY, INC.

              -------------------------------------------------

                 AMERICAN EXPRESS CREDIT ACCOUNT MASTER TRUST

              --------------------------------------------------

The undersigned, a duly authorized representative of American Express Travel Related Services Company, Inc., as Servicer ("TRS"), pursuant to the Pooling and Servicing Agreement, dated as of May 16, 1996 (as amended and supplemented, the "Agreement"), as supplemented by the Series Supplements (as amended and supplemented, the "Series Supplements"), among TRS, as Servicer, American Express Centurion Bank and American Express Receivables Financing Corporation II, as Transferors, and The Bank of New York, as Trustee, does hereby certify as follows:

1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or the Series Supplements, as applicable.

2.   TRS is, as of the date hereof, the Servicer under the Agreement.

3.   The undersigned is a Servicing Officer.

4. This Certificate relates to the Distribution Date occurring on December 17, 2001 and covers activity from October 26, 2001 through November 25, 2001.

5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Monthly Period preceding such Distribution Date.

6. As of the date hereof, to the best knowledge of the undersigned, no Pay Out Event occurred on or prior to such Distribution date.



IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 10th day of December, 2001.



                                          AMERICAN EXPRESS TRAVEL RELATED
                                          SERVICES COMPANY, INC., as Servicer

                                          By:    /s/ Robin Flanagan
                                                 ----------------------------
                                          Name:  Robin Flanagan
                                          Title: Director
                                                 CSBS - Forecast & Planning

I.  Monthly Period Trust Activity


A. Trust Activity                                   Trust Totals
-----------------                                   ------------

Number of days in period                                      31
Beginning Principal Receivable Balance         16,074,737,705.40
Special Funding Account Balance                             0.00
Beginning Total Principal Balance              16,074,737,705.40

Finance Charge Collections (excluding             221,557,740.37
  Discount Option & Recoveries)
Discount Percentage                                        2.00%
Discount Option Receivables Collections            50,460,924.80
Premium Option Receivables Collections                      0.00
Recoveries                                         11,135,569.66
Total Collections of Finance Charge Receivables   283,154,234.83
Total Collections of Principal Receivables      2,472,585,314.98
Monthly Payment Rate                                    14.8856%
Defaulted amount                                   86,152,238.20
Annualized Default Rate                                  6.3167%
Trust Portfolio Yield                                   14.4297%
New Principal Receivables                       2,542,490,307.45
Ending Principal Receivables Balance           16,058,490,459.67
Ending Required Minimum Principal Balance      15,327,750,000.00
Ending Transferor Amount                        1,733,490,459.67
Ending Special Funding Account Balance                      0.00
Ending Total Principal Balance                 16,058,490,459.67



B. Series Allocations                                          Series 1997-1      Series 1998-1      Series 1999-1     Series 1999-2
---------------------                                          -------------      -------------      -------------     -------------
Group Number                                                               1                  2                  1                 1
Invested Amount                                             1,000,000,000.00   1,000,000,000.00   1,000,000,000.00    500,000,000.00
Adjusted Invested Amount                                    1,000,000,000.00   1,000,000,000.00   1,000,000,000.00    500,000,000.00
Principal Funding Account Balance                                       0.00               0.00               0.00              0.00
Series Required Transferor Amount                              70,000,000.00      70,000,000.00      70,000,000.00     35,000,000.00
Series Allocation Percentage                                           6.98%              6.98%              6.98%             3.49%
Series Alloc. Finance Charge Collections                       19,766,438.73      19,766,438.73      19,766,438.73      9,883,219.37
Series Allocable Recoveries                                       777,352.16         777,352.16         777,352.16        388,676.08
Series Alloc. Principal Collections                           172,606,304.71     172,606,304.71     172,606,304.71     86,303,152.36
Series Allocable Defaulted Amount                               6,014,117.85       6,014,117.85       6,014,117.85      3,007,058.92

B. Series Allocations                        Series 1999-3     Series 1999-4      Series 1999-5      Series 1999-6     Series 2000-1
---------------------                        -------------     -------------      -------------      -------------     -------------

Group Number                                             2                 2                  2                  2                 1
Invested Amount                           1,000,000,000.00    500,000,000.00     500,000,000.00     500,000,000.00    500,000,000.00
Adjusted Invested Amount                  1,000,000,000.00    500,000,000.00     500,000,000.00     500,000,000.00    500,000,000.00
Principal Funding Account Balance                     0.00              0.00               0.00               0.00              0.00
Series Required Transferor Amount            70,000,000.00     35,000,000.00      35,000,000.00      35,000,000.00     35,000,000.00
Series Allocation Percentage                         6.98%             3.49%              3.49%              3.49%             3.49%
Series Alloc. Finance Charge Collections     19,766,438.73      9,883,219.37       9,883,219.37       9,883,219.37      9,883,219.37
Series Allocable Recoveries                     777,352.16        388,676.08         388,676.08         388,676.08        388,676.08
Series Alloc. Principal Collections         172,606,304.71     86,303,152.36      86,303,152.36      86,303,152.36     86,303,152.36
Series Allocable Defaulted Amount             6,014,117.85      3,007,058.92       3,007,058.92       3,007,058.92      3,007,058.92

B. Series Allocations                        Series 2000-2     Series 2000-3      Series 2000-4      Series 2000-5     Series 2001-1
---------------------                        -------------     -------------      -------------      -------------     -------------

Group Number                                             2                 2                  2                  2                 2
Invested Amount                             500,000,000.00  1,000,000,000.00   1,212,122,000.00     787,878,000.00    750,000,000.00
Adjusted Invested Amount                    500,000,000.00  1,000,000,000.00   1,212,122,000.00     787,878,000.00    750,000,000.00
Principal Funding Account Balance                     0.00              0.00               0.00               0.00              0.00
Series Required Transferor Amount            35,000,000.00     70,000,000.00      84,848,540.00      55,151,460.00     52,500,000.00
Series Allocation Percentage                         3.49%             6.98%              8.46%              5.50%             5.24%
Series Alloc. Finance Charge Collections      9,883,219.37     19,766,438.73      23,959,335.25      15,573,542.21     14,824,829.05
Series Allocable Recoveries                     388,676.08        777,352.16         942,245.65         612,458.66        583,014.12
Series Alloc. Principal Collections          86,303,152.36    172,606,304.71     209,219,899.28     135,992,710.14    129,454,728.53
Series Allocable Defaulted Amount             3,007,058.92      6,014,117.85       7,289,844.56       4,738,391.14      4,510,588.39

B. Series Allocations                        Series 2001-2     Series 2001-3      Series 2001-4      Series 2001-5     Series 2001-6
---------------------                        ------------      ------------       ------------       -------------     -------------

Group Number                                             1                 2                  2                  2                 2
Invested Amount                             250,000,000.00    750,000,000.00     725,000,000.00     500,000,000.00    700,000,000.00
Adjusted Invested Amount                    250,000,000.00    750,000,000.00     725,000,000.00     500,000,000.00    700,000,000.00
Principal Funding Account Balance                     0.00              0.00               0.00               0.00              0.00
Series Required Transferor Amount            17,500,000.00     52,500,000.00      50,750,000.00      35,000,000.00     49,000,000.00
Series Allocation Percentage                         1.75%             5.24%              5.06%              3.49%             4.89%
Series Alloc. Finance Charge Collections      4,941,609.68     14,824,829.05      14,330,668.08       9,883,219.37     13,836,507.11
Series Allocable Recoveries                     194,338.04        583,014.12         563,580.31         388,676.08        544,146.51
Series Alloc. Principal Collections          43,151,576.18    129,454,728.53     125,139,570.92      86,303,152.36    120,824,413.30
Series Allocable Defaulted Amount             1,503,529.46      4,510,588.39       4,360,235.44       3,007,058.92      4,209,882.49

B. Series Allocations                        Series 2001-7                                                               Trust Total
----------------------                       -------------                                                               -----------

Group Number                                             2
Invested Amount                             650,000,000.00                                                         14,325,000,000.00
Adjusted Invested Amount                    650,000,000.00                                                         14,325,000,000.00
Principal Funding Account Balance                     0.00                                                                      0.00
Series Required Transferor Amount            45,500,000.00                                                          1,002,750,000.00
Series Allocation Percentage                         4.54%                                                                      100%
Series Alloc. Finance Charge Collections     12,848,185.18                                                            283,154,234.83
Series Allocable Recoveries                     505,278.90                                                             11,135,569.66
Series Alloc. Principal Collections         112,194,098.06                                                          2,472,585,314.98
Series Allocable Defaulted Amount             3,909,176.60                                                             86,152,238.20



C. Group Allocations

1. Group 1 Allocations                                            Series 1997-1   Series 1999-1   Series 1999-2    Series 2000-1
----------------------                                            -------------   -------------   -------------    -------------
Investor Finance Charge Collections                               17,614,858.79   17,614,858.79    8,807,429.40     8,807,429.40

Investor Monthly Interest                                          5,104,500.00    4,524,500.00    2,394,645.83     2,879,333.33
Investor Default Amount                                            5,359,480.18    5,359,480.18    2,679,740.09     2,679,740.09
Investor Monthly Fees                                              1,666,666.67    1,666,666.67      833,333.33       833,333.33
Investor Additional Amounts                                                0.00            0.00            0.00             0.00
Total                                                             12,130,646.85   11,550,646.85    5,907,719.26     6,392,406.76

Reallocated Investor Finance Charge Collections                   17,614,858.79   17,614,858.79    8,807,429.40     8,807,429.40
Available Excess                                                   5,484,211.94    6,064,211.94    2,899,710.14     2,415,022.64

1. Group 1 Allocations                            Series 2001-2                                                    Group 1 Total
----------------------                            -------------                                                    -------------

Investor Finance Charge Collections                4,403,714.70                                                    57,248,291.08

Investor Monthly Interest                          1,118,260.42                                                    16,021,239.58
Investor Default Amount                            1,339,870.05                                                    17,418,310.60
Investor Monthly Fees                                416,666.67                                                     5,416,666.67
Investor Additional Amounts                                0.00                                                             0.00
Total                                              2,874,797.13                                                    38,856,216.85

Reallocated Investor Finance Charge Collections    4,403,714.70                                                    57,248,291.08
Available Excess                                   1,528,917.57                                                    18,392,074.23

2. Group 2 Allocations                            Series 1998-1   Series 1999-3   Series 1999-4   Series 1999-5    Series 1999-6
----------------------                            -------------   -------------   -------------   -------------    -------------

Investor Finance Charge Collections               17,614,858.79   17,614,858.79    8,807,429.40    8,807,429.40     8,807,429.40

Investor Monthly Interest                          1,983,333.33    2,047,511.11    1,035,488.89    1,067,511.11     1,051,066.67
Investor Default Amount                            5,359,480.18    5,359,480.18    2,679,740.09    2,679,740.09     2,679,740.09
Investor Monthly Fees                              1,666,666.67    1,666,666.67      833,333.33      833,333.33       833,333.33
Investor Additional Amounts                                0.00            0.00            0.00            0.00             0.00
Total                                              9,009,480.18    9,073,657.96    4,548,562.31    4,580,584.54     4,564,140.09

Reallocated Investor Finance Charge Collections   17,614,858.79   17,614,858.79    8,807,429.40    8,807,429.40     8,807,429.40
Available Excess                                   8,605,378.61    8,541,200.83    4,258,867.08    4,226,844.86     4,243,289.30

2. Group 2 Allocations                            Series 2000-2   Series 2000-3   Series 2000-4   Series 2000-5    Series 2001-1
----------------------                            -------------   -------------   -------------   -------------    -------------

Investor Finance Charge Collections                8,807,429.40   17,614,858.79   21,351,357.87   13,878,359.72    13,211,144.10

Investor Monthly Interest                          1,035,388.89    2,058,666.67    3,512,702.54    1,615,429.72     1,546,233.33
Investor Default Amount                            2,679,740.09    5,359,480.18    6,496,343.84    4,222,616.53     4,019,610.14
Investor Monthly Fees                                833,333.33    1,666,666.67    2,020,203.33    1,313,130.00     1,250,000.00
Investor Additional Amounts                                0.00            0.00            0.00            0.00             0.00
Total                                              4,548,462.31    9,084,813.52   12,029,249.72    7,151,176.25     6,815,843.47

Reallocated Investor Finance Charge Collections    8,807,429.40   17,614,858.79   21,351,357.87   13,878,359.72    13,211,144.10
Investment Funding Account Proceeds                                                    9,393.75
Available Excess                                   4,258,967.08    8,530,045.28    9,331,501.91    6,727,183.46     6,395,300.62

2. Group 2 Allocations                            Series 2001-3   Series 2001-4   Series 2001-5   Series 2001-6    Series 2001-7
----------------------                            -------------   -------------   -------------   -------------    -------------

Investor Finance Charge Collections               13,211,144.10   12,770,772.63    8,807,429.40   12,330,401.16    11,449,658.22

Investor Monthly Interest                          1,532,266.67    1,487,313.33    1,050,777.78    1,429,400.00     1,327,762.22
Investor Default Amount                            4,019,610.14    3,885,623.13    2,679,740.09    3,751,636.13     3,483,662.12
Investor Monthly Fees                              1,250,000.00    1,208,333.33      833,333.33    1,166,666.67     1,083,333.33
Investor Additional Amounts                                0.00            0.00            0.00            0.00             0.00
Total                                              6,801,876.80    6,581,269.80    4,563,851.20    6,347,702.80     5,894,757.68

Reallocated Investor Finance Charge Collections   13,211,144.10   12,770,772.63    8,807,429.40   12,330,401.16    11,449,658.22
Investment Funding Accountn Proceeds
Available Excess                                   6,409,267.29    6,189,502.83    4,243,578.19    5,982,698.36     5,554,900.54



2. Group 2 Allocations                                                                      Group 2 Total
----------------------                                                                      -------------
Investor Finance Charge Collections                                                        195,084,561.14

Investor Monthly Interest                                                                   23,780,852.27
Investor Default Amount                                                                     59,356,243.04
Investor Monthly Fees                                                                       18,458,333.33
Investor Additional Amounts                                                                          0.00
Total                                                                                      101,595,428.64

Reallocated Investor Finance Charge Collections                                            195,084,561.14
Investment Funding Accountn Proceeds                                                             9,393.75
Available Excess                                                                            93,498,526.25

D. Trust Performance
--------------------

Delinquencies:

31-60 Days Delinquent:                              236,241,813
61-90 Days Delinquent:                              134,150,330
90+ Days Delinquent:                                188,633,571
Total 30+ Days Delinquent:                          559,025,714



II. Series 1997-1 Certificates
---------------------------------------------------------------------------------------------------------------------------------

                                                              Series        Total  Investor        Transferors
A. Investor/Transferor Allocations                         Allocations          Interest            Interest
----------------------------------                         -----------      ---------------        ------------
Beginning Invested /Transferor Amount                 1,122,145,738.60     1,000,000,000.00     122,145,738.60
Beginning Adjusted Invested Amount                                 N/A     1,000,000,000.00                N/A
Floating Allocation Percentage                                     N/A             89.1150%           10.8850%
Principal Allocation Percentage                                    N/A             89.1150%           10.8850%
Collections of Finance Chg. Receivables                  19,766,438.73        17,614,858.79       2,151,579.94
Collections of Principal Receivables                    172,606,304.71       153,818,081.53      18,788,223.18
Defaulted Amount                                          6,014,117.85         5,359,480.18         654,637.67

Ending Invested / Transferor Amounts                  1,121,011,550.41     1,000,000,000.00     121,011,550.41


                                                                                                    Collateral
B. Monthly Period Funding Requirements                         Class A              Class B          Interest                Total
--------------------------------------                         -------              -------         ----------               -----

Principal Funding Account                                         0.00                 0.00               0.00                0.00
Investment Proceeds for Monthly Period                            0.00                 0.00               0.00                0.00
Reserve Draw Amount                                               0.00                 0.00               0.00                0.00
Available Reserve Account Amount                                  0.00                 0.00               0.00                0.00
Reserve Account Surplus                                           0.00                 0.00               0.00                0.00

Coupon  November 15, 2001 to December 16, 2001                 6.4000%              6.5500%            2.4550%
Monthly Interest Due                                      4,613,333.33           327,500.00         163,666.67        5,104,500.00
Outstanding Monthly Interest Due                                  0.00                 0.00               0.00                0.00
Additional Interest Due                                           0.00                 0.00               0.00                0.00
Total Interest Due                                        4,613,333.33           327,500.00         163,666.67        5,104,500.00
Investor Default Amount                                   4,635,950.36           321,568.81         401,961.01        5,359,480.18
Investor Monthly Fees Due                                 1,441,666.67           100,000.00         125,000.00        1,666,666.67
Investor Additional Amounts Due
Total Due                                                10,690,950.36           749,068.81         690,627.68       12,130,646.85

Reallocated Investor Finance Charge Collections                                                                      17,614,858.79
Interest and Principal Funding Investment Proceeds                                                                            0.00
Series Adjusted Portfolio Yield                                                                                           14.4297%
Base Rate                                                                                                                  7.7234%


                                                                                                    Collateral
C. Certificates - Balances and Distributions                   Class A              Class B          Interest                Total
--------------------------------------------                   -------              -------         ----------               -----

Beginning Certificates Balance                          865,000,000.00        60,000,000.00      75,000,000.00    1,000,000,000.00
Interest Distributions                                    4,613,333.33           327,500.00         163,666.67        5,104,500.00
Principal Deposits - Prin. Funding Account                        0.00                 0.00               0.00                0.00
Principal Distributions                                           0.00                 0.00               0.00                0.00
Total Distributions                                       4,613,333.33           327,500.00         163,666.67        5,104,500.00
Ending Certificates Balance                             865,000,000.00        60,000,000.00      75,000,000.00    1,000,000,000.00




D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $5.33

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $5.33

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class
       A Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $5.46

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $5.46

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00


   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00


   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $163,666.67

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $163,666.67

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00
                                    - 8 -

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $15,236,852.86

       a. Class A Monthly Interest:                             $4,613,333.33
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $4,635,950.36
       e. Excess Spread:                                        $5,987,569.16

   2.  Class B Available Funds:                                 $1,056,891.53

       a. Class B Monthly Interest:                               $327,500.00
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $729,391.53

   3.  Collateral Available Funds:                              $1,321,114.41

       a. Excess Spread:                                        $1,321,114.41

   4.  Total Excess Spread:                                     $8,038,075.10

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              89.1150%

   2.  Series 1997-1 Allocable Principal
       Collections:                                           $172,606,304.71

   3.  Principal Allocation Percentage of
       Series 1997-1 Allocable Principal Collections:         $153,818,081.53

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $153,818,081.53

   6.  Shared Principal Collections from other
       Series allocated to Series 1997-1:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $5,359,480.18

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $159,177,561.72

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $75,000,000.00

   2.  Required Collateral Invested Amount                     $75,000,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $159,177,561.72

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1997-1

   1.  Excess Spread:                                           $8,038,075.10
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $321,568.81

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $163,666.67
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,666,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $401,961.01
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $5,484,211.94

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      7.7234%
       b. Prior Monthly Period                                        8.0003%
       c. Second Prior Monthly Period                                 8.9071%

   2.  Three Month Average Base Rate                                  8.2102%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     14.4297%
       b. Prior Monthly Period                                       15.8777%
       c. Second Prior Monthly Period                                14.6499%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         14.9858%



III. Series 1998-1 Certificates
----------------------------------------------------------------------------------------------------------------------------------

                                                             Series         Total  Investor        Transferors
A. Investor/Transferor Allocations                         Allocations          Interest            Interest
----------------------------------                         -----------      ---------------        -----------
Beginning Invested /Transferor Amount                 1,122,145,738.60     1,000,000,000.00     122,145,738.60
Beginning Adjusted Invested Amount                                 N/A     1,000,000,000.00                N/A
Floating Allocation Percentage                                     N/A             89.1150%           10.8850%
Principal Allocation Percentage                                    N/A             89.1150%           10.8850%
Collections of Finance Chg. Receivables                  19,766,438.73        17,614,858.79       2,151,579.94
Collections of Principal Receivables                    172,606,304.71       153,818,081.53      18,788,223.18
Defaulted Amount                                          6,014,117.85         5,359,480.18         654,637.67

Ending Invested / Transferor Amounts                  1,121,011,550.41     1,000,000,000.00     121,011,550.41


                                                                                                    Collateral
B. Monthly Period Funding Requirements                         Class A              Class B          Interest                Total
--------------------------------------                         -------              -------         ----------               -----

Principal Funding Account                                         0.00                 0.00               0.00                0.00
Investment Proceeds for Monthly Period                            0.00                 0.00               0.00                0.00
Reserve Draw Amount                                               0.00                 0.00               0.00                0.00
Available Reserve Account Amount                                  0.00                 0.00               0.00                0.00
Reserve Account Surplus                                           0.00                 0.00               0.00                0.00

Coupon  November 15, 2001 to December 16, 2001                 2.1700%              2.3300%            2.6800%
Monthly Interest Due                                      1,591,333.33           165,688.89         226,311.11        1,983,333.33
Outstanding Monthly Interest Due                                  0.00                 0.00               0.00                0.00
Additional Interest Due                                           0.00                 0.00               0.00                0.00
Total Interest Due                                        1,591,333.33           165,688.89         226,311.11        1,983,333.33
Investor Default Amount                                   4,421,571.15           428,758.41         509,150.62        5,359,480.18
Investor Monthly Fees Due                                 1,375,000.00           133,333.33         158,333.33        1,666,666.67
Investor Additional Amounts Due
Total Due                                                 7,387,904.49           727,780.64         893,795.06        9,009,480.18

Reallocated Investor Finance Charge Collections                                                                      17,614,858.79
Interest and Principal Funding Investment Proceeds                                                                            0.00
Series Adjusted Portfolio Yield                                                                                           14.4297%
Base Rate                                                                                                                  4.1633%


                                                                                                    Collateral
C. Certificates - Balances and Distributions                   Class A              Class B          Interest                Total
--------------------------------------------                   -------              -------         ----------               -----

Beginning Certificates Balance                          825,000,000.00        80,000,000.00      95,000,000.00    1,000,000,000.00
Interest Distributions                                    1,591,333.33           165,688.89         226,311.11        1,983,333.33
Principal Deposits - Prin. Funding Account                        0.00                 0.00               0.00                0.00
Principal Distributions                                           0.00                 0.00               0.00                0.00
Total Distributions                                       1,591,333.33           165,688.89         226,311.11        1,983,333.33
Ending Certificates Balance                             825,000,000.00        80,000,000.00      95,000,000.00    1,000,000,000.00





D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.93

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.93

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class
       A Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $2.07

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $2.07

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00


   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00


   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $226,311.11

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $226,311.11

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $14,532,258.50

       a. Class A Monthly Interest:                             $1,591,333.33
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $4,421,571.15
       e. Excess Spread:                                        $8,519,354.02

   2.  Class B Available Funds:                                 $1,409,188.70

       a. Class B Monthly Interest:                               $165,688.89
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                        $1,243,499.81

   3.  Collateral Available Funds:                              $1,673,411.59

       a. Excess Spread:                                        $1,673,411.59

   4.  Total Excess Spread:                                    $11,436,265.42

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              89.1150%

   2.  Series 1998-1 Allocable Principal
       Collections:                                           $172,606,304.71

   3.  Principal Allocation Percentage of
       Series 1998-1 Allocable Principal Collections:         $153,818,081.53

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $153,818,081.53

   6.  Shared Principal Collections from other
       Series allocated to Series 1998-1:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $5,359,480.18

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $159,177,561.72

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $95,000,000.00

   2.  Required Collateral Invested Amount                     $95,000,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $159,177,561.72

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1998-1

   1.  Excess Spread:                                          $11,436,265.42
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $428,758.41

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $226,311.11
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,666,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $509,150.62
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $8,605,378.61

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      4.1633%
       b. Prior Monthly Period                                        4.6758%
       c. Second Prior Monthly Period                                 5.8619%

   2.  Three Month Average Base Rate                                  4.9003%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     14.4297%
       b. Prior Monthly Period                                       15.8777%
       c. Second Prior Monthly Period                                14.6499%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         14.9858%



IV. Series 1999-1 Certificates
----------------------------------------------------------------------------------------------------------------------------------

                                                             Series         Total  Investor        Transferors
A. Investor/Transferor Allocations                         Allocations          Interest            Interest
----------------------------------                         -----------      ---------------       ------------
Beginning Invested /Transferor Amount                 1,122,145,738.60     1,000,000,000.00     122,145,738.60
Beginning Adjusted Invested Amount                                 N/A     1,000,000,000.00                N/A
Floating Allocation Percentage                                     N/A             89.1150%           10.8850%
Principal Allocation Percentage                                    N/A             89.1150%           10.8850%
Collections of Finance Chg. Receivables                  19,766,438.73        17,614,858.79       2,151,579.94
Collections of Principal Receivables                    172,606,304.71       153,818,081.53      18,788,223.18
Defaulted Amount                                          6,014,117.85         5,359,480.18         654,637.67

Ending Invested / Transferor Amounts                  1,121,011,550.41     1,000,000,000.00     121,011,550.41


                                                                                                    Collateral
B. Monthly Period Funding Requirements                         Class A              Class B          Interest                Total
--------------------------------------                         -------              -------         ----------               -----

Principal Funding Account                                         0.00                 0.00               0.00                0.00
Investment Proceeds for Monthly Period                            0.00                 0.00               0.00                0.00
Reserve Draw Amount                                               0.00                 0.00               0.00                0.00
Available Reserve Account Amount                                  0.00                 0.00               0.00                0.00
Reserve Account Surplus                                           0.00                 0.00               0.00                0.00

Coupon  November 15, 2001 to December 16, 2001                 5.6000%              5.8500%            2.9300%
Monthly Interest Due                                      4,036,666.67           292,500.00         195,333.33        4,524,500.00
Outstanding Monthly Interest Due                                  0.00                 0.00               0.00                0.00
Additional Interest Due                                           0.00                 0.00               0.00                0.00
Total Interest Due                                        4,036,666.67           292,500.00         195,333.33        4,524,500.00
Investor Default Amount                                   4,635,950.36           321,568.81         401,961.01        5,359,480.18
Investor Monthly Fees Due                                 1,441,666.67           100,000.00         125,000.00        1,666,666.67
Investor Additional Amounts Due
Total Due                                                10,114,283.69           714,068.81         722,294.35       11,550,646.85

Reallocated Investor Finance Charge Collections                                                                      17,614,858.79
Interest and Principal Funding Investment Proceeds                                                                            0.00
Series Adjusted Portfolio Yield                                                                                           14.4297%
Base Rate                                                                                                                  7.0618%


                                                                                                    Collateral
C. Certificates - Balances and Distributions                   Class A              Class B          Interest                Total
--------------------------------------------                   -------              -------         ----------               -----

Beginning Certificates Balance                          865,000,000.00        60,000,000.00      75,000,000.00    1,000,000,000.00
Interest Distributions                                    4,036,666.67           292,500.00         195,333.33        4,524,500.00
Principal Deposits - Prin. Funding Account                        0.00                 0.00               0.00                0.00
Principal Distributions                                           0.00                 0.00               0.00                0.00
Total Distributions                                       4,036,666.67           292,500.00         195,333.33        4,524,500.00
Ending Certificates Balance                             865,000,000.00        60,000,000.00      75,000,000.00    1,000,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $4.67

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $4.67

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class
       A Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $4.88

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $4.88

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00


   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00


   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $195,333.33

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $195,333.33

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $15,236,852.86

       a. Class A Monthly Interest:                             $4,036,666.67
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $4,635,950.36
       e. Excess Spread:                                        $6,564,235.83

   2.  Class B Available Funds:                                 $1,056,891.53

       a. Class B Monthly Interest:                               $292,500.00
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $764,391.53

   3.  Collateral Available Funds:                              $1,321,114.41

       a. Excess Spread:                                        $1,321,114.41

   4.  Total Excess Spread:                                     $8,649,741.77

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              89.1150%

   2.  Series 1999-1 Allocable Principal
       Collections:                                           $172,606,304.71

   3.  Principal Allocation Percentage of
       Series 1999-1 Allocable Principal Collections:         $153,818,081.53

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $153,818,081.53

   6.  Shared Principal Collections from other
       Series allocated to Series 1999-1:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $5,359,480.18

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $159,177,561.72

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $75,000,000.00

   2.  Required Collateral Invested Amount                     $75,000,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $159,177,561.72

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-1

   1.  Excess Spread:                                           $8,649,741.77
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $321,568.81

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $195,333.33
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,666,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $401,961.01
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $6,064,211.94

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      7.0618%
       b. Prior Monthly Period                                        7.3163%
       c. Second Prior Monthly Period                                 8.1458%

   2.  Three Month Average Base Rate                                  7.5080%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     14.4297%
       b. Prior Monthly Period                                       15.8777%
       c. Second Prior Monthly Period                                14.6499%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         14.9858%



V. Series 1999-2 Certificates
----------------------------------------------------------------------------------------------------------------------------------

                                                              Series        Total  Investor        Transferors
A. Investor/Transferor Allocations                         Allocations          Interest            Interest
----------------------------------                         -----------      ---------------        -----------
Beginning Invested /Transferor Amount                   561,072,869.30       500,000,000.00      61,072,869.30
Beginning Adjusted Invested Amount                                 N/A       500,000,000.00                N/A
Floating Allocation Percentage                                     N/A             89.1150%           10.8850%
Principal Allocation Percentage                                    N/A             89.1150%           10.8850%
Collections of Finance Chg. Receivables                   9,883,219.37         8,807,429.40       1,075,789.97
Collections of Principal Receivables                     86,303,152.36        76,909,040.77       9,394,111.59
Defaulted Amount                                          3,007,058.92         2,679,740.09         327,318.83

Ending Invested / Transferor Amounts                    560,505,775.21       500,000,000.00      60,505,775.21


                                                                                                    Collateral
B. Monthly Period Funding Requirements                         Class A              Class B          Interest                Total
--------------------------------------                         -------              -------         ----------               -----

Principal Funding Account                                         0.00                 0.00               0.00                0.00
Investment Proceeds for Monthly Period                            0.00                 0.00               0.00                0.00
Reserve Draw Amount                                               0.00                 0.00               0.00                0.00
Available Reserve Account Amount                                  0.00                 0.00               0.00                0.00
Reserve Account Surplus                                           0.00                 0.00               0.00                0.00

Coupon  November 15, 2001 to December 16, 2001                 5.9500%              6.1000%            2.9300%
Monthly Interest Due                                      2,144,479.17           152,500.00          97,666.67        2,394,645.83
Outstanding Monthly Interest Due                                  0.00                 0.00               0.00                0.00
Additional Interest Due                                           0.00                 0.00               0.00                0.00
Total Interest Due                                        2,144,479.17           152,500.00          97,666.67        2,394,645.83
Investor Default Amount                                   2,317,975.18           160,784.41         200,980.51        2,679,740.09
Investor Monthly Fees Due                                   720,833.33            50,000.00          62,500.00          833,333.33
Investor Additional Amounts Due
Total Due                                                 5,183,287.68           363,284.41         361,147.17        5,907,719.26

Reallocated Investor Finance Charge Collections                                                                       8,807,429.40
Interest and Principal Funding Investment Proceeds                                                                            0.00
Series Adjusted Portfolio Yield                                                                                           14.4297%
Base Rate                                                                                                                  7.3638%


                                                                                                    Collateral
C. Certificates - Balances and Distributions                   Class A              Class B          Interest                Total
--------------------------------------------                   -------              -------         ----------               -----

Beginning Certificates Balance                          432,500,000.00        30,000,000.00      37,500,000.00      500,000,000.00
Interest Distributions                                    2,144,479.17           152,500.00          97,666.67        2,394,645.83
Principal Deposits - Prin. Funding Account                        0.00                 0.00               0.00                0.00
Principal Distributions                                           0.00                 0.00               0.00                0.00
Total Distributions                                       2,144,479.17           152,500.00          97,666.67        2,394,645.83
Ending Certificates Balance                             432,500,000.00        30,000,000.00      37,500,000.00      500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $4.96

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $4.96

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class
       A Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $5.08

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $5.08

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00


   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00


   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $97,666.67

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $97,666.67

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $7,618,426.43

       a. Class A Monthly Interest:                             $2,144,479.17
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $2,317,975.18
       e. Excess Spread:                                        $3,155,972.08

   2.  Class B Available Funds:                                   $528,445.76

       a. Class B Monthly Interest:                               $152,500.00
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $375,945.76

   3.  Collateral Available Funds:                                $660,557.20

       a. Excess Spread:                                          $660,557.20

   4.  Total Excess Spread:                                     $4,192,475.05

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              89.1150%

   2.  Series 1999-2 Allocable Principal
       Collections:                                            $86,303,152.36

   3.  Principal Allocation Percentage of
       Series 1999-2 Allocable Principal Collections:          $76,909,040.77

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                    $76,909,040.77

   6.  Shared Principal Collections from other
       Series allocated to Series 1999-2:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $2,679,740.09

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $79,588,780.86

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $37,500,000.00

   2.  Required Collateral Invested Amount                     $37,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:                $79,588,780.86

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-2

   1.  Excess Spread:                                           $4,192,475.05
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $160,784.41

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $97,666.67
   9.  Applied to unpaid Monthly Servicing Fee:                   $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $200,980.51
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $2,899,710.14

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      7.3638%
       b. Prior Monthly Period                                        7.6280%
       c. Second Prior Monthly Period                                 8.4910%

   2.  Three Month Average Base Rate                                  7.8276%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     14.4297%
       b. Prior Monthly Period                                       15.8777%
       c. Second Prior Monthly Period                                14.6499%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         14.9858%



VI. Series 1999-3 Certificates
----------------------------------------------------------------------------------------------------------------------------------

                                                             Series         Total  Investor        Transferors
A. Investor/Transferor Allocations                         Allocations          Interest            Interest
----------------------------------                         -----------      ---------------        -----------
Beginning Invested /Transferor Amount                 1,122,145,738.60     1,000,000,000.00     122,145,738.60
Beginning Adjusted Invested Amount                                 N/A     1,000,000,000.00                N/A
Floating Allocation Percentage                                     N/A             89.1150%           10.8850%
Principal Allocation Percentage                                    N/A             89.1150%           10.8850%
Collections of Finance Chg. Receivables                  19,766,438.73        17,614,858.79       2,151,579.94
Collections of Principal Receivables                    172,606,304.71       153,818,081.53      18,788,223.18
Defaulted Amount                                          6,014,117.85         5,359,480.18         654,637.67

Ending Invested / Transferor Amounts                  1,121,011,550.41     1,000,000,000.00     121,011,550.41


                                                                                                    Collateral
B. Monthly Period Funding Requirements                         Class A              Class B          Interest                Total
--------------------------------------                         -------              -------         ----------               -----

Principal Funding Account                                         0.00                 0.00               0.00                0.00
Investment Proceeds for Monthly Period                            0.00                 0.00               0.00                0.00
Reserve Draw Amount                                               0.00                 0.00               0.00                0.00
Available Reserve Account Amount                                  0.00                 0.00               0.00                0.00
Reserve Account Surplus                                           0.00                 0.00               0.00                0.00

Coupon  November 15, 2001 to December 16, 2001                 2.2200%              2.4200%            2.9300%
Monthly Interest Due                                      1,628,000.00           172,088.89         247,422.22        2,047,511.11
Outstanding Monthly Interest Due                                  0.00                 0.00               0.00                0.00
Additional Interest Due                                           0.00                 0.00               0.00                0.00
Total Interest Due                                        1,628,000.00           172,088.89         247,422.22        2,047,511.11
Investor Default Amount                                   4,421,571.15           428,758.41         509,150.62        5,359,480.18
Investor Monthly Fees Due                                 1,375,000.00           133,333.33         158,333.33        1,666,666.67
Investor Additional Amounts Due
Total Due                                                 7,424,571.15           734,180.64         914,906.17        9,073,657.96

Reallocated Investor Finance Charge Collections                                                                      17,614,858.79
Interest and Principal Funding Investment Proceeds                                                                            0.00
Series Adjusted Portfolio Yield                                                                                           14.4297%
Base Rate                                                                                                                  4.2365%


                                                                                                    Collateral
C. Certificates - Balances and Distributions                   Class A              Class B          Interest                Total
--------------------------------------------                   -------              -------         ----------               -----

Beginning Certificates Balance                          825,000,000.00        80,000,000.00      95,000,000.00    1,000,000,000.00
Interest Distributions                                    1,628,000.00           172,088.89         247,422.22        2,047,511.11
Principal Deposits - Prin. Funding Account                        0.00                 0.00               0.00                0.00
Principal Distributions                                           0.00                 0.00               0.00                0.00
Total Distributions                                       1,628,000.00           172,088.89         247,422.22        2,047,511.11
Ending Certificates Balance                             825,000,000.00        80,000,000.00      95,000,000.00    1,000,000,000.00




D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.97

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.97

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class
       A Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $2.15

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $2.15

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00


   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00


   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $247,422.22

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $247,422.22

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $14,532,258.50

       a. Class A Monthly Interest:                             $1,628,000.00
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $4,421,571.15
       e. Excess Spread:                                        $8,482,687.35

   2.  Class B Available Funds:                                 $1,409,188.70

       a. Class B Monthly Interest:                               $172,088.89
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                        $1,237,099.81

   3.  Collateral Available Funds:                              $1,673,411.59

       a. Excess Spread:                                        $1,673,411.59

   4.  Total Excess Spread:                                    $11,393,198.75

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              89.1150%

   2.  Series 1999-3 Allocable Principal
       Collections:                                           $172,606,304.71

   3.  Principal Allocation Percentage of
       Series 1999-3 Allocable Principal Collections:         $153,818,081.53

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $153,818,081.53

   6.  Shared Principal Collections from other
       Series allocated to Series 1999-3:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $5,359,480.18

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $159,177,561.72

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $95,000,000.00

   2.  Required Collateral Invested Amount                     $95,000,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $159,177,561.72

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-3

   1.  Excess Spread:                                          $11,393,198.75
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $428,758.41

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $247,422.22
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,666,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $509,150.62
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $8,541,200.83

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      4.2365%
       b. Prior Monthly Period                                        4.7490%
       c. Second Prior Monthly Period                                 5.9351%

   2.  Three Month Average Base Rate                                  4.9735%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     14.4297%
       b. Prior Monthly Period                                       15.8777%
       c. Second Prior Monthly Period                                14.6499%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         14.9858%



VII. Series 1999-4 Certificates
----------------------------------------------------------------------------------------------------------------------------------

                                                             Series         Total  Investor        Transferors
A. Investor/Transferor Allocations                         Allocations          Interest            Interest
----------------------------------                         -----------      ---------------        -----------
Beginning Invested /Transferor Amount                   561,072,869.30       500,000,000.00      61,072,869.30
Beginning Adjusted Invested Amount                                 N/A       500,000,000.00                N/A
Floating Allocation Percentage                                     N/A             89.1150%           10.8850%
Principal Allocation Percentage                                    N/A             89.1150%           10.8850%
Collections of Finance Chg. Receivables                   9,883,219.37         8,807,429.40       1,075,789.97
Collections of Principal Receivables                     86,303,152.36        76,909,040.77       9,394,111.59
Defaulted Amount                                          3,007,058.92         2,679,740.09         327,318.83

Ending Invested / Transferor Amounts                    560,505,775.21       500,000,000.00      60,505,775.21


                                                                                                    Collateral
B. Monthly Period Funding Requirements                         Class A              Class B          Interest                Total
--------------------------------------                         -------              -------         ----------               -----

Principal Funding Account                                         0.00                 0.00               0.00                0.00
Investment Proceeds for Monthly Period                            0.00                 0.00               0.00                0.00
Reserve Draw Amount                                               0.00                 0.00               0.00                0.00
Available Reserve Account Amount                                  0.00                 0.00               0.00                0.00
Reserve Account Surplus                                           0.00                 0.00               0.00                0.00

Coupon  November 15, 2001 to December 16, 2001                 2.2500%              2.5000%            2.8800%
Monthly Interest Due                                        825,000.00            88,888.89         121,600.OO        1,035,488.89
Outstanding Monthly Interest Due                                  0.00                 0.00               0.00                0.00
Additional Interest Due                                           0.00                 0.00               0.00                0.00
Total Interest Due                                          825,000.00            88,888.89         121,600.00        1,035,488.89
Investor Default Amount                                   2,210,785.58           214,379.21         254,575.31        2,679,740.09
Investor Monthly Fees Due                                   687,500.00            66,666.67          79,166.67          833,333.33
Investor Additional Amounts Due
Total Due                                                 3,723,285.58           369,934.76         455,341.98        4,548,562.31

Reallocated Investor Finance Charge Collections                                                                       8,807,429.40
Interest and Principal Funding Investment Proceeds                                                                            0.00
Series Adjusted Portfolio Yield                                                                                           14.4297%
Base Rate                                                                                                                  4.2633%


                                                                                                    Collateral
C. Certificates - Balances and Distribution                    Class A              Class B          Interest                Total
-------------------------------------------                    -------              -------         ----------               -----

Beginning Certificates Balance                          412,500,000.00        40,000,000.00      47,500,000.00      500,000,000.00
Interest Distributions                                      825,000.00            88,888.89         121,600.00        1,035,488.89
Principal Deposits - Prin. Funding Account                        0.00                 0.00               0.00                0.00
Principal Distributions                                           0.00                 0.00               0.00                0.00
Total Distributions                                         825,000.00            88,888.89         121,600.00        1,035,488.89
Ending Certificates Balance                             412,500,000.00        40,000,000.00      47,500,000.00      500,000,000.00




D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $2.00

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $2.00

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class
       A Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $2.22

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $2.22

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00


   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00


   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $121,600.00

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $121,600.00

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $7,266,129.25

       a. Class A Monthly Interest:                               $825,000.00
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $2,210,785.58
       e. Excess Spread:                                        $4,230,343.68

   2.  Class B Available Funds:                                   $704,594.35

       a. Class B Monthly Interest:                                $88,888.89
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $615,705.46

   3.  Collateral Available Funds:                                $836,705.79

       a. Excess Spread:                                          $836,705.79

   4.  Total Excess Spread:                                     $5,682,754.93

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              89.1150%

   2.  Series 1999-4 Allocable Principal
       Collections:                                            $86,303,152.36

   3.  Principal Allocation Percentage of
       Series 1999-4 Allocable Principal Collections:          $76,909,040.77

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                    $76,909,040.77

   6.  Shared Principal Collections from other
       Series allocated to Series 1999-4:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $2,679,740.09

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $79,588,780.86

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $47,500,000.00

   2.  Required Collateral Invested Amount                     $47,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:                $79,588,780.86

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-4

   1.  Excess Spread:                                           $5,682,754.93
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $214,379.21

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $121,600.00
   9.  Applied to unpaid Monthly Servicing Fee:                   $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $254,575.31
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $4,258,867.08

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      4.2633%
       b. Prior Monthly Period                                        4.7758%
       c. Second Prior Monthly Period                                 5.9619%

   2.  Three Month Average Base Rate                                  5.0003%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     14.4297%
       b. Prior Monthly Period                                       15.8777%
       c. Second Prior Monthly Period                                14.6499%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         14.9858%



VIII. Series 1999-5 Certificates
----------------------------------------------------------------------------------------------------------------------------------

                                                              Series        Total  Investor        Transferors
A. Investor/Transferor Allocations                         Allocations         Interest             Interest
----------------------------------                         -----------      ---------------        -----------
Beginning Invested /Transferor Amount                   561,072,869.30       500,000,000.00      61,072,869.30
Beginning Adjusted Invested Amount                                 N/A       500,000,000.00                N/A
Floating Allocation Percentage                                     N/A             89.1150%           10.8850%
Principal Allocation Percentage                                    N/A             89.1150%           10.8850%
Collections of Finance Chg. Receivables                   9,883,219.37         8,807,429.40       1,075,789.97
Collections of Principal Receivables                     86,303,152.36        76,909,040.77       9,394,111.59
Defaulted Amount                                          3,007,058.92         2,679,740.09         327,318.83

Ending Invested / Transferor Amounts                    560,505,775.21       500,000,000.00      60,505,775.21


                                                                                                    Collateral
B. Monthly Period Funding Requirements                         Class A              Class B          Interest                Total
--------------------------------------                         -------              -------         ----------               -----

Principal Funding Account                                         0.00                 0.00               0.00                0.00
Investment Proceeds for Monthly Period                            0.00                 0.00               0.00                0.00
Reserve Draw Amount                                               0.00                 0.00               0.00                0.00
Available Reserve Account Amount                                  0.00                 0.00               0.00                0.00
Reserve Account Surplus                                           0.00                 0.00               0.00                0.00

Coupon  November 15, 2001 to December 16, 2001                 2.3200%              2.5600%            2.9800%
Monthly Interest Due                                        850,666.67            91,022.22         125,822.22        1,067,511.11
Outstanding Monthly Interest Due                                  0.00                 0.00               0.00                0.00
Additional Interest Due                                           0.00                 0.00               0.00                0.00
Total Interest Due                                          850,666.67            91,022.22         125,822.22        1,067,511.11
Investor Default Amount                                   2,210,785.58           214,379.21         254,575.31        2,679,740.09
Investor Monthly Fees Due                                   687,500.00            66,666.67          79,166.67          833,333.33
Investor Additional Amounts Due
Total Due                                                 3,748,952.24           372,068.10         459,564.20        4,580,584.54

Reallocated Investor Finance Charge Collections                                                                       8,807,429.40
Interest and Principal Funding Investment Proceeds                                                                            0.00
Series Adjusted Portfolio Yield                                                                                           14.4297%
Base Rate                                                                                                                  4.3363%


                                                                                                    Collateral
C. Certificates - Balances and Distributions                   Class A              Class B          Interest                Total
--------------------------------------------                   -------              -------         ----------               -----

Beginning Certificates Balance                          412,500,000.00        40,000,000.00      47,500,000.00      500,000,000.00
Interest Distributions                                      850,666.67            91,022.22         125,822.22        1,067,511.11
Principal Deposits - Prin. Funding Account                        0.00                 0.00               0.00                0.00
Principal Distributions                                           0.00                 0.00               0.00                0.00
Total Distributions                                         850,666.67            91,022.22         125,822.22        1,067,511.11
Ending Certificates Balance                             412,500,000.00        40,000,000.00      47,500,000.00      500,000,000.00





D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $2.06

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $2.06

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class
       A Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $2.28

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $2.28

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00


   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00


   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $125,822.22

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $125,822.22

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $7,266,129.25

       a. Class A Monthly Interest:                               $850,666.67
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $2,210,785.58
       e. Excess Spread:                                        $4,204,677.01

   2.  Class B Available Funds:                                   $704,594.35

       a. Class B Monthly Interest:                                $91,022.22
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $613,572.13

   3.  Collateral Available Funds:                                $836,705.79

       a. Excess Spread:                                          $836,705.79

   4.  Total Excess Spread:                                     $5,654,954.93

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              89.1150%

   2.  Series 1999-5 Allocable Principal
       Collections:                                            $86,303,152.36

   3.  Principal Allocation Percentage of
       Series 1999-5 Allocable Principal Collections:          $76,909,040.77

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                    $76,909,040.77

   6.  Shared Principal Collections from other
       Series allocated to Series 1999-5:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $2,679,740.09

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $79,588,780.86

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $47,500,000.00

   2.  Required Collateral Invested Amount                     $47,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:                $79,588,780.86

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-5

   1.  Excess Spread:                                           $5,654,954.93
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $214,379.21

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $125,822.22
   9.  Applied to unpaid Monthly Servicing Fee:                   $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $254,575.31
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $4,226,844.86

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      4.3363%
       b. Prior Monthly Period                                        4.8488%
       c. Second Prior Monthly Period                                 6.0349%

   2.  Three Month Average Base Rate                                  5.0733%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     14.4297%
       b. Prior Monthly Period                                       15.8777%
       c. Second Prior Monthly Period                                14.6499%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         14.9858%



IX. Series 1999-6 Certificates
-----------------------------------------------------------------------------------------------------------------------------------

                                                             Series         Total  Investor        Transferors
A. Investor/Transferor Allocations                         Allocations         Interest             Interest
----------------------------------                         -----------      ---------------        -----------
Beginning Invested /Transferor Amount                   561,072,869.30       500,000,000.00      61,072,869.30
Beginning Adjusted Invested Amount                                 N/A       500,000,000.00                N/A
Floating Allocation Percentage                                     N/A             89.1150%           10.8850%
Principal Allocation Percentage                                    N/A             89.1150%           10.8850%
Collections of Finance Chg. Receivables                   9,883,219.37         8,807,429.40       1,075,789.97
Collections of Principal Receivables                     86,303,152.36        76,909,040.77       9,394,111.59
Defaulted Amount                                          3,007,058.92         2,679,740.09         327,318.83

Ending Invested / Transferor Amounts                    560,505,775.21       500,000,000.00      60,505,775.21


                                                                                                    Collateral
B. Monthly Period Funding Requirements                         Class A              Class B          Interest                Total
--------------------------------------                         -------              -------         ----------               ------

Principal Funding Account                                         0.00                 0.00               0.00                0.00
Investment Proceeds for Monthly Period                            0.00                 0.00               0.00                0.00
Reserve Draw Amount                                               0.00                 0.00               0.00                0.00
Available Reserve Account Amount                                  0.00                 0.00               0.00                0.00
Reserve Account Surplus                                           0.00                 0.00               0.00                0.00

Coupon  November 15, 2001 to December 16, 2001                 2.2800%              2.5100%            2.9800%
Monthly Interest Due                                        836,000.00            89,244.44         125,822.22        1,051,066.67
Outstanding Monthly Interest Due                                  0.00                 0.00               0.00                0.00
Additional Interest Due                                           0.00                 0.00               0.00                0.00
Total Interest Due                                          836,000.00            89,244.44         125,822.22        1,051,066.67
Investor Default Amount                                   2,210,785.58           214,379.21         254,575.31        2,679,740.09
Investor Monthly Fees Due                                   687,500.00            66,666.67          79,166.67          833,333.33
Investor Additional Amounts Due
Total Due                                                 3,734,285.58           370,290.32         459,564.20        4,564,140.09

Reallocated Investor Finance Charge Collections                                                                       8,807,429.40
Interest and Principal Funding Investment Proceeds                                                                            0.00
Series Adjusted Portfolio Yield                                                                                           14.4297%
Base Rate                                                                                                                  4.2988%


                                                                                                    Collateral
C. Certificates - Balances and Distributions                   Class A              Class B          Interest                Total
--------------------------------------------                   -------              -------         ----------               -----

Beginning Certificates Balance                          412,500,000.00        40,000,000.00      47,500,000.00      500,000,000.00
Interest Distributions                                      836,000.00            89,244.44         125,822.22        1,051,066.67
Principal Deposits - Prin. Funding Account                        0.00                 0.00               0.00                0.00
Principal Distributions                                           0.00                 0.00               0.00                0.00
Total Distributions                                         836,000.00            89,244.44         125,822.22        1,051,066.67
Ending Certificates Balance                             412,500,000.00        40,000,000.00      47,500,000.00      500,000,000.00




D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $2.03

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $2.03

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class
       A Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $2.23

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $2.23

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00


   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00


   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $125,822.22

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $125,822.22

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $7,266,129.25

       a. Class A Monthly Interest:                               $836,000.00
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $2,210,785.58
       e. Excess Spread:                                        $4,219,343.68

   2.  Class B Available Funds:                                   $704,594.35

       a. Class B Monthly Interest:                                $89,244.44
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $615,349.91

   3.  Collateral Available Funds:                                $836,705.79

       a. Excess Spread:                                          $836,705.79

   4.  Total Excess Spread:                                     $5,671,399.38

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              89.1150%

   2.  Series 1999-6 Allocable Principal
       Collections:                                            $86,303,152.36

   3.  Principal Allocation Percentage of
       Series 1999-6 Allocable Principal Collections:          $76,909,040.77

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                    $76,909,040.77

   6.  Shared Principal Collections from other
       Series allocated to Series 1999-6:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $2,679,740.09

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $79,588,780.86

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $47,500,000.00

   2.  Required Collateral Invested Amount                     $47,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:                $79,588,780.86

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-6

   1.  Excess Spread:                                           $5,671,399.38
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $214,379.21

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $125,822.22
   9.  Applied to unpaid Monthly Servicing Fee:                   $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $254,575.31
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $4,243,289.30

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      4.2988%
       b. Prior Monthly Period                                        4.8113%
       c. Second Prior Monthly Period                                 5.9974%

   2.  Three Month Average Base Rate                                  5.0358%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     14.4297%
       b. Prior Monthly Period                                       15.8777%
       c. Second Prior Monthly Period                                14.6499%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         14.9858%



X. Series 2000-1 Certificates
----------------------------------------------------------------------------------------------------------------------------------

                                                             Series         Total  Investor        Transferors
A. Investor/Transferor Allocations                         Allocations         Interest             Interest
----------------------------------                         -----------      ---------------        -----------
Beginning Invested /Transferor Amount                   561,072,869.30       500,000,000.00      61,072,869.30
Beginning Adjusted Invested Amount                                 N/A       500,000,000.00                N/A
Floating Allocation Percentage                                     N/A             89.1150%           10.8850%
Principal Allocation Percentage                                    N/A             89.1150%           10.8850%
Collections of Finance Chg. Receivables                   9,883,219.37         8,807,429.40       1,075,789.97
Collections of Principal Receivables                     86,303,152.36        76,909,040.77       9,394,111.59
Defaulted Amount                                          3,007,058.92         2,679,740.09         327,318.83

Ending Invested / Transferor Amounts                    560,505,775.21       500,000,000.00      60,505,775.21


                                                                                                    Collateral
B. Monthly Period Funding Requirements                         Class A              Class B          Interest                Total
--------------------------------------                         -------              -------         ----------               -----

Principal Funding Account                                         0.00                 0.00               0.00                0.00
Investment Proceeds for Monthly Period                            0.00                 0.00               0.00                0.00
Reserve Draw Amount                                               0.00                 0.00               0.00                0.00
Available Reserve Account Amount                                  0.00                 0.00               0.00                0.00
Reserve Account Surplus                                           0.00                 0.00               0.00                0.00

Coupon  November 15, 2001 to December 16, 2001                 7.2000%              7.4000%            2.9800%
Monthly Interest Due                                      2,595,000.00           185,000.00          99,333.33        2,879,333.33
Outstanding Monthly Interest Due                                  0.00                 0.00               0.00                0.00
Additional Interest Due                                           0.00                 0.00               0.00                0.00
Total Interest Due                                        2,595,000.00           185,000.00          99,333.33        2,879,333.33
Investor Default Amount                                   2,317,975.18           160,784.41         200,980.51        2,679,740.09
Investor Monthly Fees Due                                   720,833.33            50,000.00          62,500.00          833,333.33
Investor Additional Amounts Due
Total Due                                                 5,633,808.51           395,784.41         362,813.84        6,392,406.76

Reallocated Investor Finance Charge Collections                                                                       8,807,429.40
Interest and Principal Funding Investment Proceeds                                                                            0.00
Series Adjusted Portfolio Yield                                                                                           14.4297%
Base Rate                                                                                                                  8.4695%


                                                                                                    Collateral
C. Certificates - Balances and Distributions                   Class A              Class B          Interest                Total
--------------------------------------------                   -------              -------         ----------               -----

Beginning Certificates Balance                          432,500,000.00        30,000,000.00      37,500,000.00      500,000,000.00
Interest Distributions                                    2,595,000.00           185,000.00          99,333.33        2,879,333.33
Principal Deposits - Prin. Funding Account                        0.00                 0.00               0.00                0.00
Principal Distributions                                           0.00                 0.00               0.00                0.00
Total Distributions                                       2,595,000.00           185,000.00          99,333.33        2,879,333.33
Ending Certificates Balance                             432,500,000.00        30,000,000.00      37,500,000.00      500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $6.00

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $6.00

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class
       A Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $6.17

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $6.17

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00


   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00


   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $99,333.33

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $99,333.33

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $7,618,426.43

       a. Class A Monthly Interest:                             $2,595,000.00
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $2,317,975.18
       e. Excess Spread:                                        $2,705,451.25

   2.  Class B Available Funds:                                   $528,445.76

       a. Class B Monthly Interest:                               $185,000.00
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $343,445.76

   3.  Collateral Available Funds:                                $660,557.20

       a. Excess Spread:                                          $660,557.20

   4.  Total Excess Spread:                                     $3,709,454.22

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              89.1150%

   2.  Series 2000-1 Allocable Principal
       Collections:                                            $86,303,152.36

   3.  Principal Allocation Percentage of
       Series 2000-1 Allocable Principal Collections:          $76,909,040.77

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                    $76,909,040.77

   6.  Shared Principal Collections from other
       Series allocated to Series 2000-1:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $2,679,740.09

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $79,588,780.86

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $37,500,000.00

   2.  Required Collateral Invested Amount                     $37,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:                $79,588,780.86

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-1

   1.  Excess Spread:                                           $3,709,454.22
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $160,784.41

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                     $99,333.33
   9.  Applied to unpaid Monthly Servicing Fee:                   $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $200,980.51
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $2,415,022.64

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      8.4695%
       b. Prior Monthly Period                                        8.7693%
       c. Second Prior Monthly Period                                 9.7541%

   2.  Three Month Average Base Rate                                  8.9976%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     14.4297%
       b. Prior Monthly Period                                       15.8777%
       c. Second Prior Monthly Period                                14.6499%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         14.9858%



XI. Series 2000-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------------

                                                             Series         Total  Investor        Transferors
A. Investor/Transferor Allocations                         Allocations          Interest            Interest
----------------------------------                         -----------      ---------------        -----------
Beginning Invested /Transferor Amount                   561,072,869.30       500,000,000.00      61,072,869.30
Beginning Adjusted Invested Amount                                 N/A       500,000,000.00                N/A
Floating Allocation Percentage                                     N/A             89.1150%           10.8850%
Principal Allocation Percentage                                    N/A             89.1150%           10.8850%
Collections of Finance Chg. Receivables                   9,883,219.37         8,807,429.40       1,075,789.97
Collections of Principal Receivables                     86,303,152.36        76,909,040.77       9,394,111.59
Defaulted Amount                                          3,007,058.92         2,679,740.09         327,318.83

Ending Invested / Transferor Amounts                    560,505,775.21       500,000,000.00      60,505,775.21


                                                                                                    Collateral
B. Monthly Period Funding Requirements                         Class A              Class B          Interest                Total
--------------------------------------                         -------              -------         ----------               -----

Principal Funding Account                                         0.00                 0.00               0.00                0.00
Investment Proceeds for Monthly Period                            0.00                 0.00               0.00                0.00
Reserve Draw Amount                                               0.00                 0.00               0.00                0.00
Available Reserve Account Amount                                  0.00                 0.00               0.00                0.00
Reserve Account Surplus                                           0.00                 0.00               0.00                0.00

Coupon  November 15, 2001 to December 16, 2001                 2.2450%              2.4300%            2.9800%
Monthly Interest Due                                        823,166.67            86,400.00         125,822.22        1,035,388.89
Outstanding Monthly Interest Due                                  0.00                 0.00               0.00                0.00
Additional Interest Due                                           0.00                 0.00               0.00                0.00
Total Interest Due                                          823,166.67            86,400.00         125,822.22        1,035,388.89
Investor Default Amount                                   2,210,785.58           214,379.21         254,575.31        2,679,740.09
Investor Monthly Fees Due                                   687,500.00            66,666.67          79,166.67          833,333.33
Investor Additional Amounts Due
Total Due                                                 3,721,452.24           367,445.87         459,564.20        4,548,462.31

Reallocated Investor Finance Charge Collections                                                                       8,807,429.40
Interest and Principal Funding Investment Proceeds                                                                            0.00
Series Adjusted Portfolio Yield                                                                                           14.4297%
Base Rate                                                                                                                  4.2630%


                                                                                                    Collateral
C. Certificates - Balances and Distributions                   Class A              Class B          Interest                Total
--------------------------------------------                   -------              -------         ----------               -----

Beginning Certificates Balance                          412,500,000.00        40,000,000.00      47,500,000.00      500,000,000.00
Interest Distributions                                      823,166.67            86,400.00         125,822.22        1,035,388.89
Principal Deposits - Prin. Funding Account                        0.00                 0.00               0.00                0.00
Principal Distributions                                           0.00                 0.00               0.00                0.00
Total Distributions                                         823,166.67            86,400.00         125,822.22        1,035,388.89
Ending Certificates Balance                             412,500,000.00        40,000,000.00      47,500,000.00      500,000,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $2.00

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $2.00

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class
       A Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $2.16

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $2.16

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00


   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00


   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $125,822.22

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $125,822.22

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $7,266,129.25

       a. Class A Monthly Interest:                               $823,166.67
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $2,210,785.58
       e. Excess Spread:                                        $4,232,177.01

   2.  Class B Available Funds:                                   $704,594.35

       a. Class B Monthly Interest:                                $86,400.00
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $618,194.35

   3.  Collateral Available Funds:                                $836,705.79

       a. Excess Spread:                                          $836,705.79

   4.  Total Excess Spread:                                     $5,687,077.15

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              89.1150%

   2.  Series 2000-2 Allocable Principal
       Collections:                                            $86,303,152.36

   3.  Principal Allocation Percentage of
       Series 2000-2 Allocable Principal Collections:          $76,909,040.77

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                    $76,909,040.77

   6.  Shared Principal Collections from other
       Series allocated to Series 2000-2:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $2,679,740.09

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $79,588,780.86

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $47,500,000.00

   2.  Required Collateral Invested Amount                     $47,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:                $79,588,780.86

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-2

   1.  Excess Spread:                                           $5,687,077.15
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $214,379.21

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $125,822.22
   9.  Applied to unpaid Monthly Servicing Fee:                   $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $254,575.31
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $4,258,967.08

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      4.2630%
       b. Prior Monthly Period                                        4.7755%
       c. Second Prior Monthly Period                                 5.9616%

   2.  Three Month Average Base Rate                                  5.0001%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     14.4297%
       b. Prior Monthly Period                                       15.8777%
       c. Second Prior Monthly Period                                14.6499%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         14.9858%



XII. Series 2000-3 Certificates
----------------------------------------------------------------------------------------------------------------------------------

                                                             Series         Total  Investor        Transferors
A. Investor/Transferor Allocations                         Allocations         Interest             Interest
----------------------------------                         -----------      ---------------        -----------
Beginning Invested /Transferor Amount                 1,122,145,738.60     1,000,000,000.00     122,145,738.60
Beginning Adjusted Invested Amount                                 N/A     1,000,000,000.00                N/A
Floating Allocation Percentage                                     N/A             89.1150%           10.8850%
Principal Allocation Percentage                                    N/A             89.1150%           10.8850%
Collections of Finance Chg. Receivables                  19,766,438.73        17,614,858.79       2,151,579.94
Collections of Principal Receivables                    172,606,304.71       153,818,081.53      18,788,223.18
Defaulted Amount                                          6,014,117.85         5,359,480.18         654,637.67

Ending Invested / Transferor Amounts                  1,121,011,550.41     1,000,000,000.00     121,011,550.41


                                                                                                    Collateral
B. Monthly Period Funding Requirements                         Class A              Class B          Interest                Total
--------------------------------------                         -------              -------         ----------               -----

Principal Funding Account                                         0.00                 0.00               0.00                0.00
Investment Proceeds for Monthly Period                            0.00                 0.00               0.00                0.00
Reserve Draw Amount                                               0.00                 0.00               0.00                0.00
Available Reserve Account Amount                                  0.00                 0.00               0.00                0.00
Reserve Account Surplus                                           0.00                 0.00               0.00                0.00

Coupon  November 15, 2001 to December 16, 2001                 2.2400%              2.4300%            2.8800%
Monthly Interest Due                                      1,642,666.67           172,800.00         243,200.00        2,058,666.67
Outstanding Monthly Interest Due                                  0.00                 0.00               0.00                0.00
Additional Interest Due                                           0.00                 0.00               0.00                0.00
Total Interest Due                                        1,642,666.67           172,800.00         243,200.00        2,058,666.67
Investor Default Amount                                   4,421,571.15           428,758.41         509,150.62        5,359,480.18
Investor Monthly Fees Due                                 1,375,000.00           133,333.33         158,333.33        1,666,666.67
Investor Additional Amounts Due
Total Due                                                 7,439,237.82           734,891.75         910,683.95        9,084,813.52

Reallocated Investor Finance Charge Collections                                                                      17,614,858.79
Interest and Principal Funding Investment Proceeds                                                                            0.00
Series Adjusted Portfolio Yield                                                                                           14.4297%
Base Rate                                                                                                                  4.2492%


                                                                                                    Collateral
C. Certificates - Balances and Distributions                   Class A              Class B          Interest                Total
--------------------------------------------                   -------              -------         ----------               -----

Beginning Certificates Balance                          825,000,000.00        80,000,000.00      95,000,000.00    1,000,000,000.00
Interest Distributions                                    1,642,666.67           172,800.00         243,200.00        2,058,666.67
Principal Deposits - Prin. Funding Account                        0.00                 0.00               0.00                0.00
Principal Distributions                                           0.00                 0.00               0.00                0.00
Total Distributions                                       1,642,666.67           172,800.00         243,200.00        2,058,666.67
Ending Certificates Balance                             825,000,000.00        80,000,000.00      95,000,000.00    1,000,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.99

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.99

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class
       A Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $2.16

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $2.16

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00


   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00


   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $243,200.00

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $243,200.00

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $14,532,258.50

       a. Class A Monthly Interest:                             $1,642,666.67
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $4,421,571.15
       e. Excess Spread:                                        $8,468,020.69

   2.  Class B Available Funds:                                 $1,409,188.70

       a. Class B Monthly Interest:                               $172,800.00
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                        $1,236,388.70

   3.  Collateral Available Funds:                              $1,673,411.59

       a. Excess Spread:                                        $1,673,411.59

   4.  Total Excess Spread:                                    $11,377,820.98

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              89.1150%

   2.  Series 2000-3 Allocable Principal
       Collections:                                           $172,606,304.71

   3.  Principal Allocation Percentage of
       Series 2000-3 Allocable Principal Collections:         $153,818,081.53

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $153,818,081.53

   6.  Shared Principal Collections from other
       Series allocated to Series 2000-3:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $5,359,480.18

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $159,177,561.72

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $95,000,000.00

   2.  Required Collateral Invested Amount                     $95,000,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $159,177,561.72

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-3

   1.  Excess Spread:                                          $11,377,820.98
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $428,758.41

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $243,200.00
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,666,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $509,150.62
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $8,530,045.28

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      4.2492%
       b. Prior Monthly Period                                        4.7617%
       c. Second Prior Monthly Period                                 5.9478%

   2.  Three Month Average Base Rate                                  4.9863%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     14.4297%
       b. Prior Monthly Period                                       15.8777%
       c. Second Prior Monthly Period                                14.6499%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         14.9858%



XIII. Series 2000-4 Certificates
----------------------------------------------------------------------------------------------------------------------------------

                                                              Series        Total  Investor        Transferors
A. Investor/Transferor Allocations                         Allocations         Interest             Interest
----------------------------------                         -----------      ---------------        -----------
Beginning Invested /Transferor Amount                 1,360,177,536.96     1,212,122,000.00     148,055,536.96
Beginning Adjusted Invested Amount                                 N/A     1,212,122,000.00                N/A
Floating Allocation Percentage                                     N/A             89.1150%           10.8850%
Principal Allocation Percentage                                    N/A             89.1150%           10.8850%
Collections of Finance Chg. Receivables                  23,959,335.25        21,351,357.87       2,607,977.38
Collections of Principal Receivables                    209,219,899.28       186,446,280.62      22,773,618.66
Defaulted Amount                                          7,289,844.56         6,496,343.84         793,500.72

Ending Invested / Transferor Amounts                  1,358,802,762.51     1,212,122,000.00     146,680,762.51


                                                                                                    Collateral
B. Monthly Period Funding Requirements                         Class A              Class B          Interest                Total
--------------------------------------                         -------              -------         ----------               -----

Principal Funding Account                                         0.00                 0.00               0.00                0.00
Investment Proceeds for Monthly Period                            0.00                 0.00               0.00                0.00
Reserve Draw Amount                                               0.00                 0.00               0.00                0.00
Available Reserve Account Amount                                  0.00                 0.00               0.00                0.00
Reserve Account Surplus                                           0.00                 0.00               0.00                0.00

Coupon  November 15, 2001 to December 16, 2001                 3.2750%              3.5000%            2.9300%
Monthly Interest Due                                      2,911,111.11           301,684.44         299,906.99        3,512,702.54
Outstanding Monthly Interest Due                                  0.00                 0.00               0.00                0.00
Additional Interest Due                                           0.00                 0.00               0.00                0.00
Total Interest Due                                        2,911,111.11           301,684.44         299,906.99        3,512,702.54
Investor Default Amount                                   5,359,480.18           519,708.79         617,154.86        6,496,343.84
Investor Monthly Fees Due                                 1,666,666.67           161,616.67         191,920.00        2,020,203.33
Investor Additional Amounts Due
Total Due                                                 9,937,257.96           983,009.90       1,108,981.85       12,029,249.72

Reallocated Investor Finance Charge Collections                                                                      21,351,357.87
Interest and Principal Funding Investment Proceeds                                                                        9,393.75
Series Adjusted Portfolio Yield                                                                                           14.4388%
Base Rate                                                                                                                  5.2066%


                                                                                                    Collateral
C. Certificates - Balances and Distributions                   Class A              Class B          Interest                Total
--------------------------------------------                   -------              -------         ----------               -----

Beginning Certificates Balance                        1,000,000,000.00        96,970,000.00     115,152,000.00    1,212,122,000.00
Interest Distributions                                    2,911,111.11           301,684.44         299,906.99        3,512,702.54
Interest Deposits - Interest Funding Account             (2,911,111.11)         (301,684.44)              0.00       (3,212,795.56)
Interest Funding Account Distributions                    8,278,472.22           857,915.14               0.00        9,136,387.36
Principal Deposits - Prin. Funding Account                        0.00                 0.00               0.00                0.00
Principal Distributions                                           0.00                 0.00               0.00                0.00
Total Distributions                                       8,278,472.22           857,915.14         299,906.99        9,436,294.35
Ending Interest Funding Account Balance                           0.00                 0.00               0.00                0.00
Ending Certificates Balance                           1,000,000,000.00        96,970,000.00     115,152,000.00    1,212,122,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $2.91

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $2.91

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class
       A Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $3.11

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $3.11

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00


   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00


   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $299,906.99

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $299,906.99

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds (Includes Int. Income from IFA):$17,624,252.54

       a. Class A Monthly Interest:                             $2,911,111.11
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $5,359,480.18
       e. Excess Spread:                                        $9,353,661.25

   2.  Class B Available Funds:                                 $1,708,112.86

       a. Class B Monthly Interest:                               $301,684.44
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                        $1,406,428.41

   3.  Collateral Available Funds:                              $2,028,386.22

       a. Excess Spread:                                        $2,028,386.22

   4.  Total Excess Spread:                                    $12,788,475.88

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              89.1150%

   2.  Series 2000-4 Allocable Principal
       Collections:                                           $209,219,899.28

   3.  Principal Allocation Percentage of
       Series 2000-4 Allocable Principal Collections:         $186,446,280.62

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $186,446,280.62

   6.  Shared Principal Collections from other
       Series allocated to Series 2000-4:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $6,496,343.84

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $192,942,624.46

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                             $115,152,000.00

   2.  Required Collateral Invested Amount                    $115,152,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $192,942,624.46

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-4

   1.  Excess Spread:                                          $12,788,475.88
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $519,708.79

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $299,906.99
   9.  Applied to unpaid Monthly Servicing Fee:                 $2,020,203.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $617,154.86
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $9,331,501.91

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      5.2065%
       b. Prior Monthly Period                                        5.3107%
       c. Second Prior Monthly Period                                 5.6137%

   2.  Three Month Average Base Rate                                  5.3770%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     14.4388%
       b. Prior Monthly Period                                       15.8837%
       c. Second Prior Monthly Period                                14.6499%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         14.9908%



XIV. Series 2000-5 Certificates
-----------------------------------------------------------------------------------------------------------------------------------

                                                             Series         Total  Investor        Transferors
A. Investor/Transferor Allocations                         Allocations          Interest            Interest
----------------------------------                         -----------      ---------------        -----------
Beginning Invested /Transferor Amount                   884,113,940.23       787,878,000.00      96,235,940.23
Beginning Adjusted Invested Amount                                 N/A       787,878,000.00                N/A
Floating Allocation Percentage                                     N/A             89.1150%           10.8850%
Principal Allocation Percentage                                    N/A             89.1150%           10.8850%
Collections of Finance Chg. Receivables                  15,573,542.21        13,878,359.72       1,695,182.50
Collections of Principal Receivables                    135,992,710.14       121,189,882.44      14,802,827.70
Defaulted Amount                                          4,738,391.14         4,222,616.53         515,774.61

Ending Invested / Transferor Amounts                    883,220,338.32       787,878,000.00      95,342,338.32


                                                                                                    Collateral
B. Monthly Period Funding Requirements                         Class A              Class B          Interest                Total
--------------------------------------                         -------              -------         ----------               -----

Principal Funding Account                                         0.00                 0.00               0.00                0.00
Investment Proceeds for Monthly Period                            0.00                 0.00               0.00                0.00
Reserve Draw Amount                                               0.00                 0.00               0.00                0.00
Available Reserve Account Amount                                  0.00                 0.00               0.00                0.00
Reserve Account Surplus                                           0.00                 0.00               0.00                0.00

Coupon  November 15, 2001 to December 16, 2001                 2.2200%              2.4600%            2.9300%
Monthly Interest Due                                      1,282,666.67           137,825.60         194,937.46        1,615,429.72
Outstanding Monthly Interest Due                                  0.00                 0.00               0.00                0.00
Additional Interest Due                                           0.00                 0.00               0.00                0.00
Total Interest Due                                        1,282,666.67           137,825.60         194,937.46        1,615,429.72
Investor Default Amount                                   3,483,662.12           337,808.04         401,146.37        4,222,616.53
Investor Monthly Fees Due                                 1,083,333.33           105,050.00         124,746.67        1,313,130.00
Investor Additional Amounts Due
Total Due                                                 5,849,662.12           580,683.64         720,830.50        7,151,176.25

Reallocated Investor Finance Charge Collections                                                                      13,878,359.72
Interest and Principal Funding Investment Proceeds                                                                            0.00
Series Adjusted Portfolio Yield                                                                                           14.4297%
Base Rate                                                                                                                  4.2397%


                                                                                                    Collateral
C. Certificates - Balances and Distributions                   Class A              Class B          Interest                Total
--------------------------------------------                   -------              -------         ----------               -----

Beginning Certificates Balance                          650,000,000.00        63,030,000.00      74,848,000.00      787,878,000.00
Interest Distributions                                    1,282,666.67           137,825.60         194,937.46        1,615,429.72
Principal Deposits - Prin. Funding Account                        0.00                 0.00               0.00                0.00
Principal Distributions                                           0.00                 0.00               0.00                0.00
Total Distributions                                       1,282,666.67           137,825.60         194,937.46        1,615,429.72
Ending Certificates Balance                             650,000,000.00        63,030,000.00      74,848,000.00      787,878,000.00




D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.97

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.97

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class
       A Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $2.19

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $2.19

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00


   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00


   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $194,937.46

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $194,937.46

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $11,449,658.22

       a. Class A Monthly Interest:                             $1,282,666.67
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $3,483,662.12
       e. Excess Spread:                                        $6,683,329.43

   2.  Class B Available Funds:                                 $1,110,264.55

       a. Class B Monthly Interest:                               $137,825.60
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $972,438.95

   3.  Collateral Available Funds:                              $1,318,436.95

       a. Excess Spread:                                        $1,318,436.95

   4.  Total Excess Spread:                                     $8,974,205.33

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              89.1150%

   2.  Series 2000-5 Allocable Principal
       Collections:                                           $135,992,710.14

   3.  Principal Allocation Percentage of
       Series 2000-5 Allocable Principal Collections:         $121,189,882.44

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $121,189,882.44

   6.  Shared Principal Collections from other
       Series allocated to Series 2000-5:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $4,222,616.53

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $125,412,498.97

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $74,848,000.00

   2.  Required Collateral Invested Amount                     $74,848,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $125,412,498.97

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-5

   1.  Excess Spread:                                           $8,974,205.33
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $337,808.04

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $194,937.46
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,313,130.00
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $401,146.37
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $6,727,183.46

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      4.2397%
       b. Prior Monthly Period                                        4.7522%
       c. Second Prior Monthly Period                                 5.9384%

   2.  Three Month Average Base Rate                                  4.9768%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     14.4297%
       b. Prior Monthly Period                                       15.8777%
       c. Second Prior Monthly Period                                14.6499%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         14.9858%



XV. Series 2001-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------

                                                             Series         Total  Investor        Transferors
A. Investor/Transferor Allocations                         Allocations          Interest             Interest
----------------------------------                         -----------      ---------------        -----------
Beginning Invested /Transferor Amount                   841,609,303.95       750,000,000.00      91,609,303.95
Beginning Adjusted Invested Amount                                 N/A       750,000,000.00                N/A
Floating Allocation Percentage                                     N/A             89.1150%           10.8850%
Principal Allocation Percentage                                    N/A             89.1150%           10.8850%
Collections of Finance Chg. Receivables                  14,824,829.05        13,211,144.10       1,613,684.95
Collections of Principal Receivables                    129,454,728.53       115,363,561.15      14,091,167.38
Defaulted Amount                                          4,510,588.39         4,019,610.14         490,978.25

Ending Invested / Transferor Amounts                    840,758,662.81       750,000,000.00      90,758,662.81


                                                                                                    Collateral
B. Monthly Period Funding Requirements                         Class A              Class B          Interest                Total
--------------------------------------                         -------              -------         ----------               -----

Principal Funding Account                                         0.00                 0.00               0.00                0.00
Investment Proceeds for Monthly Period                            0.00                 0.00               0.00                0.00
Reserve Draw Amount                                               0.00                 0.00               0.00                0.00
Available Reserve Account Amount                                  0.00                 0.00               0.00                0.00
Reserve Account Surplus                                           0.00                 0.00               0.00                0.00

Coupon  November 15, 2001 to December 16, 2001                 2.2200%              2.5000%            3.0300%
Monthly Interest Due                                      1,221,000.00           133,333.33         191,900.00        1,546,233.33
Outstanding Monthly Interest Due                                  0.00                 0.00               0.00                0.00
Additional Interest Due                                           0.00                 0.00               0.00                0.00
Total Interest Due                                        1,221,000.00           133,333.33         191,900.00        1,546,233.33
Investor Default Amount                                   3,316,178.36           321,568.81         381,862.96        4,019,610.14
Investor Monthly Fees Due                                 1,031,250.00           100,000.00         118,750.00        1,250,000.00
Investor Additional Amounts Due
Total Due                                                 5,568,428.36           554,902.14         692,512.96        6,815,843.47

Reallocated Investor Finance Charge Collections                                                                      13,211,144.10
Interest and Principal Funding Investment Proceeds                                                                            0.00
Series Adjusted Portfolio Yield                                                                                           14.4297%
Base Rate                                                                                                                  4.2526%


                                                                                                    Collateral
C. Certificates - Balances and Distributions                   Class A              Class B          Interest                Total
--------------------------------------------                   -------              -------         ----------               -----

Beginning Certificates Balance                          618,750,000.00        60,000,000.00      71,250,000.00      750,000,000.00
Interest Distributions                                    1,221,000.00           133,333.33         191,900.00        1,546,233.33
Principal Deposits - Prin. Funding Account                        0.00                 0.00               0.00                0.00
Principal Distributions                                           0.00                 0.00               0.00                0.00
Total Distributions                                       1,221,000.00           133,333.33         191,900.00        1,546,233.33
Ending Certificates Balance                             618,750,000.00        60,000,000.00      71,250,000.00      750,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.97

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.97

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class
       A Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $2.22

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $2.22

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00


   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00


   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $191,900.00

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $191,900.00

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $10,899,193.88

       a. Class A Monthly Interest:                             $1,221,000.00
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $3,316,178.36
       e. Excess Spread:                                        $6,362,015.51

   2.  Class B Available Funds:                                 $1,056,891.53

       a. Class B Monthly Interest:                               $133,333.33
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $923,558.19

   3.  Collateral Available Funds:                              $1,255,058.69

       a. Excess Spread:                                        $1,255,058.69

   4.  Total Excess Spread:                                     $8,540,632.40

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              89.1150%

   2.  Series 2001-1 Allocable Principal
       Collections:                                           $129,454,728.53

   3.  Principal Allocation Percentage of
       Series 2001-1 Allocable Principal Collections:         $115,363,561.15

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $115,363,561.15

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-1:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $4,019,610.14

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $119,383,171.29

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $71,250,000.00

   2.  Required Collateral Invested Amount                     $71,250,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $119,383,171.29

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-1

   1.  Excess Spread:                                           $8,540,632.40
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $321,568.81

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $191,900.00
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,250,000.00
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $381,862.96
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $6,395,300.62

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      4.2526%
       b. Prior Monthly Period                                        4.7651%
       c. Second Prior Monthly Period                                 5.9512%

   2.  Three Month Average Base Rate                                  4.9896%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     14.4297%
       b. Prior Monthly Period                                       15.8777%
       c. Second Prior Monthly Period                                14.6499%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         14.9858%



XVI. Series 2001-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------------

                                                              Series        Total  Investor        Transferors
A. Investor/Transferor Allocations                         Allocations         Interest              Interest
----------------------------------                         -----------      ---------------        -----------
Beginning Invested /Transferor Amount                   280,536,434.65       250,000,000.00      30,536,434.65
Beginning Adjusted Invested Amount                                 N/A       250,000,000.00                N/A
Floating Allocation Percentage                                     N/A             89.1150%           10.8850%
Principal Allocation Percentage                                    N/A             89.1150%           10.8850%
Collections of Finance Chg. Receivables                   4,941,609.68         4,403,714.70         537,894.98
Collections of Principal Receivables                     43,151,576.18        38,454,520.38       4,697,055.79
Defaulted Amount                                          1,503,529.46         1,339,870.05         163,659.42

Ending Invested / Transferor Amounts                    280,252,887.60       250,000,000.00      30,252,887.60


                                                                                                    Collateral
B. Monthly Period Funding Requirements                         Class A              Class B          Interest                Total
--------------------------------------                         -------              -------         ----------               -----

Principal Funding Account                                         0.00                 0.00               0.00                0.00
Investment Proceeds for Monthly Period                            0.00                 0.00               0.00                0.00
Reserve Draw Amount                                               0.00                 0.00               0.00                0.00
Available Reserve Account Amount                                  0.00                 0.00               0.00                0.00
Reserve Account Surplus                                           0.00                 0.00               0.00                0.00

Coupon  November 15, 2001 to December 16, 2001                 5.5300%              5.8300%            2.9300%
Monthly Interest Due                                        996,552.08            72,875.00          48,833.33        1,118,260.42
Outstanding Monthly Interest Due                                  0.00                 0.00               0.00                0.00
Additional Interest Due                                           0.00                 0.00               0.00                0.00
Total Interest Due                                          996,552.08            72,875.00          48,833.33        1,118,260.42
Investor Default Amount                                   1,158,987.59            80,392.20         100,490.25        1,339,870.05
Investor Monthly Fees Due                                   360,416.67            25,000.00          31,250.00          416,666.67
Investor Additional Amounts Due
Total Due                                                 2,515,956.34           178,267.20         180,573.59        2,874,797.13

Reallocated Investor Finance Charge Collections                                                                       4,403,714.70
Interest and Principal Funding Investment Proceeds                                                                            0.00
Series Adjusted Portfolio Yield                                                                                           14.4297%
Base Rate                                                                                                                  7.0031%


                                                                                                    Collateral
C. Certificates - Balances and Distributions                   Class A              Class B          Interest                Total
--------------------------------------------                   -------              -------         ----------               -----

Beginning Certificates Balance                          216,250,000.00        15,000,000.00      18,750,000.00      250,000,000.00
Interest Distributions                                      996,552.08            72,875.00          48,833.33        1,118,260.42
Principal Deposits - Prin. Funding Account                        0.00                 0.00               0.00                0.00
Principal Distributions                                           0.00                 0.00               0.00                0.00
Total Distributions                                         996,552.08            72,875.00          48,833.33        1,118,260.42
Ending Certificates Balance                             216,250,000.00        15,000,000.00      18,750,000.00      250,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $4.61

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $4.61

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class
       A Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $4.86

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $4.86

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00


   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00


   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $48,833.33

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $48,833.33

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $3,809,213.21

       a. Class A Monthly Interest:                               $996,552.08
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $1,158,987.59
       e. Excess Spread:                                        $1,653,673.54

   2.  Class B Available Funds:                                   $264,222.88

       a. Class B Monthly Interest:                                $72,875.00
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $191,347.88

   3.  Collateral Available Funds:                                $330,278.60

       a. Excess Spread:                                          $330,278.60

   4.  Total Excess Spread:                                     $2,175,300.03

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              89.1150%

   2.  Series 2001-2 Allocable Principal
       Collections:                                            $43,151,576.18

   3.  Principal Allocation Percentage of
       Series 2001-2 Allocable Principal Collections:          $38,454,520.38

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                    $38,454,520.38

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-2:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $1,339,870.05

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $39,794,390.43

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $18,750,000.00

   2.  Required Collateral Invested Amount                     $18,750,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:                $39,794,390.43

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-2

   1.  Excess Spread:                                           $2,175,300.03
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                    $80,392.20

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                     $48,833.33
   9.  Applied to unpaid Monthly Servicing Fee:                   $416,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $100,490.25
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $1,528,917.57

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      7.0031%
       b. Prior Monthly Period                                        7.2557%
       c. Second Prior Monthly Period                                 8.0787%

   2.  Three Month Average Base Rate                                  7.4458%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     14.4297%
       b. Prior Monthly Period                                       15.8777%
       c. Second Prior Monthly Period                                14.6499%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         14.9858%



XVII. Series 2001-3 Certificates
---------------------------------------------------------------------------------------------------------------------------------

                                                             Series         Total  Investor        Transferors
A. Investor/Transferor Allocations                         Allocations          Interest            Interest
----------------------------------                         -----------      ---------------        -----------
Beginning Invested /Transferor Amount                   841,609,303.95       750,000,000.00      91,609,303.95
Beginning Adjusted Invested Amount                                 N/A       750,000,000.00                N/A
Floating Allocation Percentage                                     N/A             89.1150%           10.8850%
Principal Allocation Percentage                                    N/A             89.1150%           10.8850%
Collections of Finance Chg. Receivables                  14,824,829.05        13,211,144.10       1,613,684.95
Collections of Principal Receivables                    129,454,728.53       115,363,561.15      14,091,167.38
Defaulted Amount                                          4,510,588.39         4,019,610.14         490,978.25

Ending Invested / Transferor Amounts                    840,758,662.81       750,000,000.00      90,758,662.81


                                                                                                    Collateral
B. Monthly Period Funding Requirements                         Class A              Class B          Interest                Total
--------------------------------------                         -------              -------         ----------               -----

Principal Funding Account                                         0.00                 0.00               0.00                0.00
Investment Proceeds for Monthly Period                            0.00                 0.00               0.00                0.00
Reserve Draw Amount                                               0.00                 0.00               0.00                0.00
Available Reserve Account Amount                                  0.00                 0.00               0.00                0.00
Reserve Account Surplus                                           0.00                 0.00               0.00                0.00

Coupon  November 15, 2001 to December 16, 2001                 2.2100%              2.4600%            2.9300%
Monthly Interest Due                                      1,215,500.00           131,200.00         185,566.67        1,532,266.67
Outstanding Monthly Interest Due                                  0.00                 0.00               0.00                0.00
Additional Interest Due                                           0.00                 0.00               0.00                0.00
Total Interest Due                                        1,215,500.00           131,200.00         185,566.67        1,532,266.67
Investor Default Amount                                   3,316,178.36           321,568.81         381,862.96        4,019,610.14
Investor Monthly Fees Due                                 1,031,250.00           100,000.00         118,750.00        1,250,000.00
Investor Additional Amounts Due
Total Due                                                 5,562,928.36           552,768.81         686,179.63        6,801,876.80

Reallocated Investor Finance Charge Collections                                                                      13,211,144.10
Interest and Principal Funding Investment Proceeds                                                                            0.00
Series Adjusted Portfolio Yield                                                                                           14.4297%
Base Rate                                                                                                                  4.2314%


                                                                                                    Collateral
C. Certificates - Balances and Distributions                   Class A              Class B          Interest                Total
--------------------------------------------                   -------              -------         ----------               -----

Beginning Certificates Balance                          618,750,000.00        60,000,000.00      71,250,000.00      750,000,000.00
Interest Distributions                                    1,215,500.00           131,200.00         185,566.67        1,532,266.67
Principal Deposits - Prin. Funding Account                        0.00                 0.00               0.00                0.00
Principal Distributions                                           0.00                 0.00               0.00                0.00
Total Distributions                                       1,215,500.00           131,200.00         185,566.67        1,532,266.67
Ending Certificates Balance                             618,750,000.00        60,000,000.00      71,250,000.00      750,000,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.96

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.96

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class
       A Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $2.19

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $2.19

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00


   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00


   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $185,566.67

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $185,566.67

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $10,899,193.88

       a. Class A Monthly Interest:                             $1,215,500.00
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $3,316,178.36
       e. Excess Spread:                                        $6,367,515.51

   2.  Class B Available Funds:                                 $1,056,891.53

       a. Class B Monthly Interest:                               $131,200.00
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $925,691.53

   3.  Collateral Available Funds:                              $1,255,058.69

       a. Excess Spread:                                        $1,255,058.69

   4.  Total Excess Spread:                                     $8,548,265.73

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              89.1150%

   2.  Series 2001-3 Allocable Principal
       Collections:                                           $129,454,728.53

   3.  Principal Allocation Percentage of
       Series 2001-3 Allocable Principal Collections:         $115,363,561.15

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $115,363,561.15

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-3:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $4,019,610.14

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $119,383,171.29

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $71,250,000.00

   2.  Required Collateral Invested Amount                     $71,250,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $119,383,171.29

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-3

   1.  Excess Spread:                                           $8,548,265.73
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $321,568.81

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $185,566.67
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,250,000.00
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $381,862.96
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $6,409,267.29

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      4.2314%
       b. Prior Monthly Period                                        4.7439%
       c. Second Prior Monthly Period                                 5.9300%

   2.  Three Month Average Base Rate                                  4.9684%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     14.4297%
       b. Prior Monthly Period                                       15.8777%
       c. Second Prior Monthly Period                                14.6499%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         14.9858%



XVIII. Series 2001-4 Certificates
-----------------------------------------------------------------------------------------------------------------------------------

                                                             Series         Total  Investor        Transferors
A. Investor/Transferor Allocations                         Allocations         Interest             Interest
----------------------------------                        ------------      ---------------        -----------
Beginning Invested /Transferor Amount                   813,555,660.48       725,000,000.00      88,555,660.48
Beginning Adjusted Invested Amount                                 N/A       725,000,000.00                N/A
Floating Allocation Percentage                                     N/A             89.1150%           10.8850%
Principal Allocation Percentage                                    N/A             89.1150%           10.8850%
Collections of Finance Chg. Receivables                  14,330,668.08        12,770,772.63       1,559,895.45
Collections of Principal Receivables                    125,139,570.92       111,518,109.11      13,621,461.80
Defaulted Amount                                          4,360,235.44         3,885,623.13         474,612.31

Ending Invested / Transferor Amounts                    812,733,374.05       725,000,000.00      87,733,374.05


                                                                                                    Collateral
B. Monthly Period Funding Requirements                         Class A              Class B          Interest                Total
--------------------------------------                         -------              -------         ----------               -----

Principal Funding Account                                         0.00                 0.00               0.00                0.00
Investment Proceeds for Monthly Period                            0.00                 0.00               0.00                0.00
Reserve Draw Amount                                               0.00                 0.00               0.00                0.00
Available Reserve Account Amount                                  0.00                 0.00               0.00                0.00
Reserve Account Surplus                                           0.00                 0.00               0.00                0.00

Coupon  November 15, 2001 to December 16, 2001                 2.2100%              2.4600%            3.0300%
Monthly Interest Due                                      1,174,983.33           126,826.67         185,503.33        1,487,313.33
Outstanding Monthly Interest Due                                  0.00                 0.00               0.00                0.00
Additional Interest Due                                           0.00                 0.00               0.00                0.00
Total Interest Due                                        1,174,983.33           126,826.67         185,503.33        1,487,313.33
Investor Default Amount                                   3,205,639.09           310,849.85         369,134.20        3,885,623.13
Investor Monthly Fees Due                                   996,875.00            96,666.67         114,791.67        1,208,333.33
Investor Additional Amounts Due
Total Due                                                 5,377,497.42           534,343.18         669,429.20        6,581,269.80

Reallocated Investor Finance Charge Collections                                                                      12,770,772.63
Interest and Principal Funding Investment Proceeds                                                                            0.00
Series Adjusted Portfolio Yield                                                                                           14.4297%
Base Rate                                                                                                                  4.2410%


                                                                                                    Collateral
C. Certificates - Balances and Distributions                   Class A              Class B          Interest                Total
--------------------------------------------                   -------              -------         ----------               -----

Beginning Certificates Balance                          598,125,000.00        58,000,000.00      68,875,000.00      725,000,000.00
Interest Distributions                                    1,174,983.33           126,826.67         185,503.33        1,487,313.33
Principal Deposits - Prin. Funding Account                        0.00                 0.00               0.00                0.00
Principal Distributions                                           0.00                 0.00               0.00                0.00
Total Distributions                                       1,174,983.33           126,826.67         185,503.33        1,487,313.33
Ending Certificates Balance                             598,125,000.00        58,000,000.00      68,875,000.00      725,000,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.96

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.96

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class
       A Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $2.19

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $2.19

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00


   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00


   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $185,503.33

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $185,503.33

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $10,535,887.42

       a. Class A Monthly Interest:                             $1,174,983.33
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $3,205,639.09
       e. Excess Spread:                                        $6,155,265.00

   2.  Class B Available Funds:                                 $1,021,661.81

       a. Class B Monthly Interest:                               $126,826.67
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $894,835.14

   3.  Collateral Available Funds:                              $1,213,223.40

       a. Excess Spread:                                        $1,213,223.40

   4.  Total Excess Spread:                                     $8,263,323.54

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              89.1150%

   2.  Series 2001-4 Allocable Principal
       Collections:                                           $125,139,570.92

   3.  Principal Allocation Percentage of
       Series 2001-4 Allocable Principal Collections:         $111,518,109.11

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $111,518,109.11

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-4:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $3,885,623.13

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $115,403,732.24

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $68,875,000.00

   2.  Required Collateral Invested Amount                     $68,875,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $115,403,732.24

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-4

   1.  Excess Spread:                                           $8,263,323.54
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $310,849.85

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $185,503.33
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,208,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $369,134.20
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $6,189,502.83

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      4.2410%
       b. Prior Monthly Period                                        4.7535%
       c. Second Prior Monthly Period                                 5.9396%

   2.  Three Month Average Base Rate                                  4.9780%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     14.4297%
       b. Prior Monthly Period                                       15.8777%
       c. Second Prior Monthly Period                                14.6499%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         14.9858%



XIX. Series 2001-5 Certificates
----------------------------------------------------------------------------------------------------------------------------------

                                                              Series        Total  Investor        Transferors
A. Investor/Transferor Allocations                         Allocations          Interest            Interest
----------------------------------                         -----------      ---------------        -----------
Beginning Invested /Transferor Amount                   561,072,869.30       500,000,000.00      61,072,869.30
Beginning Adjusted Invested Amount                                 N/A       500,000,000.00                N/A
Floating Allocation Percentage                                     N/A             89.1150%           10.8850%
Principal Allocation Percentage                                    N/A             89.1150%           10.8850%
Collections of Finance Chg. Receivables                   9,883,219.37         8,807,429.40       1,075,789.97
Collections of Principal Receivables                     86,303,152.36        76,909,040.77       9,394,111.59
Defaulted Amount                                          3,007,058.92         2,679,740.09         327,318.83

Ending Invested / Transferor Amounts                    560,505,775.21       500,000,000.00      60,505,775.21


                                                                                                    Collateral
B. Monthly Period Funding Requirements                         Class A              Class B          Interest                Total
--------------------------------------                         -------              -------         ----------               -----

Principal Funding Account                                         0.00                 0.00               0.00                0.00
Investment Proceeds for Monthly Period                            0.00                 0.00               0.00                0.00
Reserve Draw Amount                                               0.00                 0.00               0.00                0.00
Available Reserve Account Amount                                  0.00                 0.00               0.00                0.00
Reserve Account Surplus                                           0.00                 0.00               0.00                0.00

Coupon  November 15, 2001 to December 16, 2001                 2.2600%              2.5300%            3.1300%
Monthly Interest Due                                        828,666.67            89,955.56         132,155.56        1,050,777.78
Outstanding Monthly Interest Due                                  0.00                 0.00               0.00                0.00
Additional Interest Due                                           0.00                 0.00               0.00                0.00
Total Interest Due                                          828,666.67            89,955.56         132,155.56        1,050,777.78
Investor Default Amount                                   2,210,785.58           214,379.21         254,575.31        2,679,740.09
Investor Monthly Fees Due                                   687,500.00            66,666.67          79,166.67          833,333.33
Investor Additional Amounts Due
Total Due                                                 3,726,952.24           371,001.43         465,897.53        4,563,851.20

Reallocated Investor Finance Charge Collections                                                                       8,807,429.40
Interest and Principal Funding Investment Proceeds                                                                            0.00
Series Adjusted Portfolio Yield                                                                                           14.4297%
Base Rate                                                                                                                  4.2981%


                                                                                                    Collateral
C. Certificates - Balances and Distributions                   Class A              Class B          Interest                Total
--------------------------------------------                   -------              -------         ----------               -----

Beginning Certificates Balance                          412,500,000.00        40,000,000.00      47,500,000.00      500,000,000.00
Interest Distributions                                      828,666.67            89,955.56         132,155.56        1,050,777.78
Principal Deposits - Prin. Funding Account                        0.00                 0.00               0.00                0.00
Principal Distributions                                           0.00                 0.00               0.00                0.00
Total Distributions                                         828,666.67            89,955.56         132,155.56        1,050,777.78
Ending Certificates Balance                             412,500,000.00        40,000,000.00      47,500,000.00      500,000,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $2.01

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $2.01

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class
       A Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $2.25

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $2.25

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00


   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00


   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $132,155.56

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $132,155.56

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $7,266,129.25

       a. Class A Monthly Interest:                               $828,666.67
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $2,210,785.58
       e. Excess Spread:                                        $4,226,677.01

   2.  Class B Available Funds:                                   $704,594.35

       a. Class B Monthly Interest:                                $89,955.56
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $614,638.80

   3.  Collateral Available Funds:                                $836,705.79

       a. Excess Spread:                                          $836,705.79

   4.  Total Excess Spread:                                     $5,678,021.60

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              89.1150%

   2.  Series 2001-5 Allocable Principal
       Collections:                                            $86,303,152.36

   3.  Principal Allocation Percentage of
       Series 2001-5 Allocable Principal Collections:          $76,909,040.77

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                    $76,909,040.77

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-5:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $2,679,740.09

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $79,588,780.86

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $47,500,000.00

   2.  Required Collateral Invested Amount                     $47,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:                $79,588,780.86

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-5

   1.  Excess Spread:                                           $5,678,021.60
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $214,379.21

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $132,155.56
   9.  Applied to unpaid Monthly Servicing Fee:                   $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $254,575.31
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $4,243,578.19

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      4.2981%
       b. Prior Monthly Period                                        4.8106%
       c. Second Prior Monthly Period                                 5.9968%

   2.  Three Month Average Base Rate                                  5.0352%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     14.4297%
       b. Prior Monthly Period                                       15.8777%
       c. Second Prior Monthly Period                                14.6499%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         14.9858%



XX. Series 2001-6 Certificates
----------------------------------------------------------------------------------------------------------------------------------

                                                              Series        Total  Investor        Transferors
A. Investor/Transferor Allocations                         Allocations          Interest            Interest
----------------------------------                         -----------      ---------------        -----------
Beginning Invested /Transferor Amount                   785,502,017.02       700,000,000.00      85,502,017.02
Beginning Adjusted Invested Amount                                 N/A       700,000,000.00                N/A
Floating Allocation Percentage                                     N/A             89.1150%           10.8850%
Principal Allocation Percentage                                    N/A             89.1150%           10.8850%
Collections of Finance Chg. Receivables                  13,836,507.11        12,330,401.16       1,506,105.96
Collections of Principal Receivables                    120,824,413.30       107,672,657.07      13,151,756.22
Defaulted Amount                                          4,209,882.49         3,751,636.13         458,246.37

Ending Invested / Transferor Amounts                    784,708,085.29       700,000,000.00      84,708,085.29


                                                                                                    Collateral
B. Monthly Period Funding Requirements                         Class A              Class B          Interest                Total
--------------------------------------                         -------              -------         ----------               -----

Principal Funding Account                                         0.00                 0.00               0.00                0.00
Investment Proceeds for Monthly Period                            0.00                 0.00               0.00                0.00
Reserve Draw Amount                                               0.00                 0.00               0.00                0.00
Available Reserve Account Amount                                  0.00                 0.00               0.00                0.00
Reserve Account Surplus                                           0.00                 0.00               0.00                0.00

Coupon  November 15, 2001 to December 16, 2001                 2.2000%              2.4300%            3.0300%
Monthly Interest Due                                      1,129,333.33           120,960.00         179,106.67        1,429,400.00
Outstanding Monthly Interest Due                                  0.00                 0.00               0.00                0.00
Additional Interest Due                                           0.00                 0.00               0.00                0.00
Total Interest Due                                        1,129,333.33           120,960.00         179,106.67        1,429,400.00
Investor Default Amount                                   3,095,099.81           300,130.89         356,405.43        3,751,636.13
Investor Monthly Fees Due                                   962,500.00            93,333.33         110,833.33        1,166,666.67
Investor Additional Amounts Due
Total Due                                                 5,186,933.14           514,424.22         646,345.43        6,347,702.80

Reallocated Investor Finance Charge Collections                                                                      12,330,401.16
Interest and Principal Funding Investment Proceeds                                                                            0.00
Series Adjusted Portfolio Yield                                                                                           14.4297%
Base Rate                                                                                                                  4.2302%


                                                                                                    Collateral
C. Certificates - Balances and Distributions                   Class A              Class B          Interest                Total
--------------------------------------------                   -------              -------         ----------               -----

Beginning Certificates Balance                          577,500,000.00        56,000,000.00      66,500,000.00      700,000,000.00
Interest Distributions                                    1,129,333.33           120,960.00         179,106.67        1,429,400.00
Principal Deposits - Prin. Funding Account                        0.00                 0.00               0.00                0.00
Principal Distributions                                           0.00                 0.00               0.00                0.00
Total Distributions                                       1,129,333.33           120,960.00         179,106.67        1,429,400.00
Ending Certificates Balance                             577,500,000.00        56,000,000.00      66,500,000.00      700,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.96

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.96

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class
       A Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $2.16

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $2.16

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00


   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00


   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $179,106.67

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $179,106.67

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $10,172,580.95

       a. Class A Monthly Interest:                             $1,129,333.33
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $3,095,099.81
       e. Excess Spread:                                        $5,948,147.81

   2.  Class B Available Funds:                                   $986,432.09

       a. Class B Monthly Interest:                               $120,960.00
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $865,472.09

   3.  Collateral Available Funds:                              $1,171,388.11

       a. Excess Spread:                                        $1,171,388.11

   4.  Total Excess Spread:                                     $7,985,008.02

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              89.1150%

   2.  Series 2001-6 Allocable Principal
       Collections:                                           $120,824,413.30

   3.  Principal Allocation Percentage of
       Series 2001-6 Allocable Principal Collections:         $107,672,657.07

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $107,672,657.07

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-6:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $3,751,636.13

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $111,424,293.20

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $66,500,000.00

   2.  Required Collateral Invested Amount                     $66,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $111,424,293.20

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-6

   1.  Excess Spread:                                           $7,985,008.02
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $300,130.89

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $179,106.67
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,166,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $356,405.43
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $5,982,698.36

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      4.2302%
       b. Prior Monthly Period                                        4.7427%
       c. Second Prior Monthly Period                                 5.9288%

   2.  Three Month Average Base Rate                                  4.9672%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     14.4297%
       b. Prior Monthly Period                                       15.8777%
       c. Second Prior Monthly Period                                14.6499%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         14.9858%



XXI. Series 2001-7 Certificates
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Series       Total  Investor        Transferors
A. Investor/Transferor Allocations                         Allocations          Interest            Interest
----------------------------------                         -----------      ---------------        -----------
Beginning Invested /Transferor Amount                   729,394,730.09       650,000,000.00      79,394,730.09
Beginning Adjusted Invested Amount                                 N/A       650,000,000.00                N/A
Floating Allocation Percentage                                     N/A             89.1150%           10.8850%
Principal Allocation Percentage                                    N/A             89.1150%           10.8850%
Collections of Finance Chg. Receivables                  12,848,185.18        11,449,658.22       1,398,526.96
Collections of Principal Receivables                    112,194,098.06        99,981,753.00      12,212,345.07
Defaulted Amount                                          3,909,176.60         3,483,662.12         425,514.48

Ending Invested / Transferor Amounts                    728,657,507.77       650,000,000.00      78,657,507.77


                                                                                                    Collateral
B. Monthly Period Funding Requirements                         Class A              Class B           Interest               Total
--------------------------------------                         -------              -------         ----------               -----

Principal Funding Account                                         0.00                 0.00               0.00                0.00
Investment Proceeds for Monthly Period                            0.00                 0.00               0.00                0.00
Reserve Draw Amount                                               0.00                 0.00               0.00                0.00
Available Reserve Account Amount                                  0.00                 0.00               0.00                0.00
Reserve Account Surplus                                           0.00                 0.00               0.00                0.00

Coupon  November 15, 2001 to December 16, 2001                 2.2000%              2.4400%            3.0300%
Monthly Interest Due                                      1,048,666.67           112,782.22         166,313.33        1,327,762.22
Outstanding Monthly Interest Due                                  0.00                 0.00               0.00                0.00
Additional Interest Due                                           0.00                 0.00               0.00                0.00
Total Interest Due                                        1,048,666.67           112,782.22         166,313.33        1,327,762.22
Investor Default Amount                                   2,874,021.25           278,692.97         330,947.90        3,483,662.12
Investor Monthly Fees Due                                   893,750.00            86,666.67         102,916.67        1,083,333.33
Investor Additional Amounts Due
Total Due                                                 4,816,437.92           478,141.86         600,177.90        5,894,757.68

Reallocated Investor Finance Charge Collections                                                                      11,449,658.22
Interest and Principal Funding Investment Proceeds                                                                            0.00
Series Adjusted Portfolio Yield                                                                                           14.4297%
Base Rate                                                                                                                  4.2310%


                                                                                                    Collateral
C. Certificates - Balances and Distributions                   Class A              Class B          Interest                Total
--------------------------------------------                   -------              -------         ----------               -----

Beginning Certificates Balance                          536,250,000.00        52,000,000.00      61,750,000.00      650,000,000.00
Interest Distributions                                    1,048,666.67           112,782.22         166,313.33        1,327,762.22
Principal Deposits - Prin. Funding Account                        0.00                 0.00               0.00                0.00
Principal Distributions                                           0.00                 0.00               0.00                0.00
Total Distributions                                       1,048,666.67           112,782.22         166,313.33        1,327,762.22
Ending Certificates Balance                             536,250,000.00        52,000,000.00      61,750,000.00      650,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.96

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.96

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class
       A Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $2.17

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $2.17

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00


   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00


   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $166,313.33

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $166,313.33

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $9,445,968.03

       a. Class A Monthly Interest:                             $1,048,666.67
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $2,874,021.25
       e. Excess Spread:                                        $5,523,280.11

   2.  Class B Available Funds:                                   $915,972.66

       a. Class B Monthly Interest:                               $112,782.22
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $803,190.44

   3.  Collateral Available Funds:                              $1,087,717.53

       a. Excess Spread:                                        $1,087,717.53

   4.  Total Excess Spread:                                     $7,414,188.08

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              89.1150%

   2.  Series 2001-7 Allocable Principal
       Collections:                                           $112,194,098.06

   3.  Principal Allocation Percentage of
       Series 2001-7 Allocable Principal Collections:          $99,981,753.00

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                    $99,981,753.00

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-7:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $3,483,662.12

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $103,465,415.12

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $61,750,000.00

   2.  Required Collateral Invested Amount                     $61,750,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $103,465,415.12

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-7

   1.  Excess Spread:                                           $7,414,188.08
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $278,692.97

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $166,313.33
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,083,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $330,947.90
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $5,554,900.54

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      4.2310%
       b. Prior Monthly Period                                        4.7435%
       c. Second Prior Monthly Period                                 5.9296%

   2.  Three Month Average Base Rate                                  4.9681%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     14.4297%
       b. Prior Monthly Period                                       15.8777%
       c. Second Prior Monthly Period                                14.6499%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         14.9858%